                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                           CINEMASTAR LUXURY THEATERS, INC.
                                431 College Boulevard
                             Oceanside, California 92057
                                    (760) 630-2011

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON DECEMBER 10, 1997

To the Shareholders of CinemaStar Luxury Theaters, Inc.:

    You are cordially invited to attend a Special Meeting of Shareholders of CinemaStar Luxury Theaters, Inc., a California corporation (the "Company"), which will be held at the CinemaStar Ultraplex 10 at the Perris Plaza, 1688 North Perris Boulevard, Perris, California, at 10:00 a.m., Pacific Standard Time, on Wednesday, December 10, 1997, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

    1. To consider and take action concerning approval of a single, unified proposal (the "Financing Proposal") described in the accompanying Proxy Statement, which provides for:

         (a) Approval of an equity financing transaction (the "Equity Financing") pursuant to which the Company will issue and sell (i) 17,684,464 shares of Common Stock (subject to adjustment in certain circumstances) for an aggregate purchase price of $15,000,000, and (ii) warrants to purchase an additional 1,630,624 shares of Common Stock at an exercise price of not more than $0.848202 per share, in accordance with the terms of a Stock Purchase Agreement, dated as of September 23, 1997, by and among the Company, Reel Partners, L.L.C. ("Reel Partners"), and CinemaStar Acquisition Partners, L.L.C. ("Acquisition Partners"), a copy of which is included as Appendix A to the attached Proxy Statement;

         (b) Ratification of a bridge financing transaction (the "Bridge Financing") pursuant to which the Company received $3,000,000 in bridge financing from Reel Partners and issued and sold (i) a $3,000,000 Convertible Secured Promissory Note in favor of Reel Partners, a copy of which is included as Appendix B to the attached Proxy Statement, that is convertible, at the option of Reel Partners, into 3,000,000 shares of Company Common Stock (subject to adjustment in certain circumstances), (ii) warrants to purchase 3,000,000 shares of Company Common Stock at an exercise price of $0.848202 per share, and (iii) an additional warrant to purchase 1,500,000 shares of Company Common Stock at an exercise price of $0.848202, which warrant will be canceled upon consummation of the Equity Financing; and

         (c) Approval of an amendment and restatement of the Articles of Incorporation of the Company (the "Amended Articles") which will (i) increase the authorized number of shares of Company Common Stock from 15,000,000 to 60,000,000 shares, and (ii) eliminate the authorized shares of Company Preferred Stock, none of which is currently outstanding. A copy of the form of Amended Articles is included as Appendix C to the attached Proxy Statement.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record of the Company's common stock at the close of business on October 29, 1997, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

    THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                   BY ORDER OF THE BOARD OF DIRECTORS


                   Jon Meloan, Vice President, Secretary and General Counsel

Oceanside, California
November 17, 1997

                           CINEMASTAR LUXURY THEATERS, INC.
                                431 College Boulevard
                             Oceanside, California 92057
                                    (760) 630-2011

                                   _______________

                                   PROXY STATEMENT
                                   _______________


                                     INTRODUCTION

    This Proxy Statement (the "Proxy Statement") is being furnished to shareholders of CinemaStar Luxury Theaters, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of record of the Company's outstanding shares of common stock (the "Company Common Stock"), as of the close of business on October 29, 1997 (the "Record Date") for use at the Special Meeting of Shareholders of the Company (the "Meeting") to be held on Wednesday, December 10, 1997, at 10:00 a.m., Pacific Standard Time, at the CinemaStar Ultraplex 10 at the Perris Plaza, 1688 North Perris Boulevard, Perris, California, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the Company's shareholders on approximately November 17, 1997.

MATTERS FOR CONSIDERATION AT THE MEETING

    At the Meeting, holders of shares of Company Common Stock will be asked to consider and vote upon the following matters:

    1. To consider and take action concerning approval of a single, unified proposal (the "Financing Proposal") described in the accompanying Proxy Statement, which provides for:

         (a) Approval of an equity financing transaction (the "Equity Financing") pursuant to which the Company will issue and sell (i) 17,684,464 shares of Common Stock (subject to adjustment in certain circumstances) for an aggregate purchase price of $15,000,000, and (ii) warrants to purchase an additional 1,630,624 shares of Common Stock at an exercise price of not more than $0.848202 per share, in accordance with the terms of a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of September 23, 1997, by and among the Company, Reel Partners, L.L.C. ("Reel Partners"), and CinemaStar Acquisition Partners, L.L.C. ("Acquisition Partners"), copy of which is attached as Appendix A to this Proxy Statement;

         (b) Ratification of a bridge financing transaction (the "Bridge Financing") pursuant to which the Company received $3,000,000 in bridge financing from Reel Partners and issued and sold (i) a $3,000,000 Convertible Secured Promissory Note in favor of Reel Partners, a copy of which is attached as Appendix B to this Proxy Statement, that is convertible, at the option of Reel Partners, into 3,000,000 shares of Company Common Stock (subject to adjustment in certain circumstances), (ii) warrants to purchase 3,000,000 shares of Company Common Stock at an exercise price of $0.848202 per share, and (iii) an additional warrant to purchase 1,500,000 shares of Company Common Stock at an exercise price of $0.848202, which warrant will be canceled upon consummation of the Equity Financing; and

         (c) Approval of an amendment and restatement of the Articles of Incorporation of the Company (the "Amended Articles") which will (i) increase the authorized number of shares of Company Common Stock from 15,000,000 to 60,000,000 shares, and (ii) eliminate the authorized shares of Company Preferred Stock, none of which is currently outstanding. A copy of the form of Amended Articles is attached as Appendix C to this Proxy Statement.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE FINANCING PROPOSAL.

    Shareholder approval of the Amended Articles is required under applicable law and is a condition to closing the Equity Financing. Although the Company does not believe that shareholder approval of the Equity Financing or ratification of the Bridge Financing is required under applicable law, the Board has made shareholder approval of the Equity Financing a condition to the Equity Financing because of the importance of the Equity Financing to the Company and its shareholders. The Board has retained discretion, even if shareholder approval of the Financing Proposal is obtained, to abandon, defer or modify the terms of the Equity Financing or to modify the terms of the Bridge Financing, provided that following shareholder approval the Board will not make any changes in the terms of any elements of the Equity Financing or Bridge Financing unless the Board determines that such changes would not be materially adverse to the Company's shareholders. If shareholder approval of the Financing Proposal is obtained and the transactions contemplated thereby are completed, in the event of a legal challenge to the Financing Proposal, the Board intends to assert shareholder approval of the Financing Proposal as an affirmative defense against any such challenge. Although shareholder approval of the Financing Proposal is a condition to closing the Equity Financing, there can be no assurance that the Equity Financing will occur even if shareholder approval is obtained. See "Conditions to Closing the Equity Financing."

    In the event that shareholder approval of the Financing Proposal is not obtained, the $3,000,000 Convertible Secured Promissory Note (the "Bridge Note") and the warrants to purchase an aggregate of 4,500,000 shares issued in connection with the Bridge Financing will remain outstanding and enforceable against the Company. In such event, it is likely that the Company will not have the ability to repay its obligations under the Bridge Note and will be required to immediately locate an alternate source of financing to meet its obligations under the Bridge Note and to fund its operations. There can be no assurance that the Company will be able to obtain such financing at all or on terms that are favorable to the Company. The Company's failure to obtain sufficient financing within the requisite time frame will likely result in the delisting of the Company's securities from trading on the Nasdaq SmallCap Market and could make it impossible for the Company to continue operations and/or force the
Company to seek protection under federal bankruptcy law.   See "The Financing
Proposal -- Recommendation of the Board; Reasons for Financing Proposal" and
"-- Special Considerations."

VOTING RIGHTS AND PROXY INFORMATION

    Only holders of record of shares of Company Common Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Such holders of shares of Company Common Stock are entitled to one vote per share on any matter which may properly come before the Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the then outstanding shares of Company Common Stock is necessary to constitute a quorum at the Meeting and to permit action to be taken by the shareholders at such Meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of Company Common Stock is required to approve of the Financing Proposal. Under the Company's bylaws and California law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as votes against the Financing Proposal. As of the close of business on the Record Date, there were 8,019,182 shares of Company Common Stock outstanding and entitled to vote at the Meeting.

    Proxies duly executed and returned by shareholders and received by the Company before the Meeting will be voted "FOR" the Financing Proposal, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board and each of them is an officer and/or director of the Company.

    In the event that a quorum is not present at the time the Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn the Meeting with or without a vote of the shareholders. If the Company proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares of Company Common Stock for which they have voting authority in favor of such adjournment.

    Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has the right to revoke it at any time by either (a) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy relating to the same shares of the Company Common Stock and delivering it to the Secretary of the Company at or before the Meeting, or (c) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

    A form of proxy is being furnished herewith by the Company to each shareholder, and, in each case, is solicited on behalf of the Board for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. In that regard, the Company has retained MacKenzie Partners, Inc., New York, New York to deliver soliciting materials to such record holders for distribution by them to their principals and to assist
the Company in collecting proxies from such holders.   The costs of these
services, excluding out-of-pocket expenses, is not expected to exceed $7,500. Members of the Management of the Company may also solicit some shareholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

NO APPRAISAL RIGHTS

    Shareholders of the Company will not be entitled to appraisal or dissenter's rights under California law in connection with the Financing Proposal.


                                THE FINANCING PROPOSAL

    THE DETAILED TERMS OF, AND CONDITIONS TO, THE FINANCING PROPOSAL AND CERTAIN RELATED TRANSACTIONS ARE CONTAINED IN THE STOCK PURCHASE AGREEMENT, THE CONVERTIBLE SECURED PROMISSORY NOTE AND THE AMENDED ARTICLES, COPIES OF WHICH (WITHOUT EXHIBITS) ARE ATTACHED HERETO AS APPENDIX A, B AND C, RESPECTIVELY. THE STATEMENTS MADE IN THIS PROXY STATEMENT WITH RESPECT TO THE TERMS AND CONDITIONS OF THE FINANCING PROPOSAL AND THE TRANSACTIONS RELATED THERETO ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE MORE COMPLETE INFORMATION SET FORTH IN SUCH DOCUMENTS, WHICH ARE INCORPORATED HEREIN BY THIS REFERENCE.

SUMMARY

    The Financing Proposal is a single, unified proposal consisting of approval of the Equity Financing, ratification of the Bridge Financing, and approval of the Amended Articles, each of which is summarized below:

    THE EQUITY FINANCING. The Stock Purchase Agreement provides that, subject to the satisfaction or waiver of certain conditions, including, among others, the approval of the Amended Articles and the Equity Financing by the shareholders of the Company, Acquisition Partners will purchase 17,684,464 shares of Company Common Stock for total consideration of $15,000,000 ($0.848202 per share). At the closing of the Equity Financing (the "Closing"), Acquisition Partners will also receive warrants to purchase 1,630,624 shares of Company Common Stock at an exercise price equal to the lesser of (i) $0.848202 per share or (ii) the average closing price of a share of Company Common Stock over the five trading days immediately preceding the date of the Closing (the "Purchase Warrant"). In addition, upon execution of the Stock Purchase Agreement, Acquisition Partners received an additional warrant to purchase 1,000,000 shares of Company Common Stock at an exercise price of $0.848202 per share (the "Signing Warrant"). Each of the Purchase Warrant and Signing Warrant are exercisable immediately upon issuance, have terms of 10 years from the date of issuance, grant the holder certain demand and piggy-back registration rights, and provide for anti-dilution adjustments to the exercise price and number of shares underlying such warrants in the event of certain merger, exchange or reorganization transactions or issuances of shares of Common Stock (or securities convertible into Common Stock) at an issue price of less than the exercise price of the warrant.

    Under the terms of the Stock Purchase Agreement, the Company may be obligated to issue additional shares of Company Common Stock to Acquisition Partners with respect to certain expenses, liabilities and operating losses of the Company arising or disclosed after August 31, 1997 or arising prior to August 31, 1997 and not disclosed or quantified before August 31, 1997. In particular, there shall be an adjustment in the number of shares of Common Stock sold which adjustment shall be based on the dollar amount of the following (the "Dollar Adjustment") (i) any liabilities of the Company in existence on the date of Closing that were not disclosed to Acquisition Partners on the date of the Stock

Purchase Agreement, (ii) any lease termination costs or filing fees, legal fees or other transaction expenses incurred and paid by the Company from August 31, 1997 until the Closing (which costs, fees or expenses were not disclosed as a liability of the Company under (i) above), (iii) any negative cash flow from operations of the Company from August 31, 1997 through Closing (excluding Bridge Financing Proceeds used during such period), plus (iv) any negative operating cash flow incurred in connection with the Company's operations in Tijuana, Mexico and San Bernardino, California operations for the three years following the Closing or until the sale of such operations by the Company. In the event that there is a Dollar Adjustment amount at the time of Closing, the number of shares of Common Stock issuable to Acquisition Partners at Closing shall be increased from 17,684,464 shares to a number equal to the quotient obtained by dividing (A) $15 million by (B) the difference between (1) $0.848202 and (2) a fraction, the numerator of which is the Dollar Adjustment, and the denominator of which is 8,019,182. In the event that the Company does not incur any unexpected losses, liabilities or expenses during the period from August 31, 1997 until Closing, there will be no substantial adjustment in the number of shares to be issued to Acquisition Partners at Closing. However, in the event that there are significant unexpected losses, liabilities or expenses, the number of shares issuable to Acquisition Partners and the dilution to existing shareholders will increase substantially.

    Upon completion of the Equity Financing, Acquisition Partners will own approximately 69% of the outstanding shares of Company Common Stock. Pursuant to the terms of the Stock Purchase Agreement, effective with the Closing, the Board of Directors of the Company will be reconstituted to reflect the majority interest in the Company of Acquisition Partners. In particular, upon Closing, the number of directors will be increased to seven members, three of which are presently directors of the Company and four of which will be designated by Acquisition Partners. See "The Financing Proposal -- Management of the Company after Closing of the Equity Financing."

    The obligations of Acquisition Partners to complete the Equity Financing are subject to a number of conditions, including the continued listing of the Company's securities on the Nasdaq SmallCap Market. See "The Financing Proposal -- Special Considerations -- NASDAQ LISTING" for a discussion of certain risks relating to pending proceedings of the Company with The Nasdaq Stock Market, Inc. regarding the possible delisting of the Company's securities from trading on the Nasdaq SmallCap Market.

    In the event that the Closing of the Equity Financing does not occur as a result of failure by the shareholders of the Company to approve the Financing Proposal or for any other reasons other than Acquisition Partners' breach of the Stock Purchase Agreement, the Company will be required to pay a termination fee (the "Break Fee") equal to $600,000. In the event that (i) the Stock Purchase Agreement is terminated prior to Closing as a result of the Company's breach of the non-solicitation provisions of the Stock Purchase Agreement or (ii) prior to September 23, 1998, and the Company consummates a financing transaction arising out of any proposal received during the non-solicitation period, then the Break Fee shall equal $800,000.

    It is expected that the proceeds of the Equity Financing will be used by the Company (i) to repay certain indebtedness, including certain bank loans, obligations to trade creditors, lease obligations and the Company's obligations under the Bridge Note, (ii) for the development and/or completion of additional theater locations and for (iii) general working capital.

    THE BRIDGE FINANCING. Concurrent with the signing of the Stock Purchase Agreement, the Company entered into the Bridge Financing pursuant to which the Company received a $3,000,000 bridge loan from Reel Partners, an affiliate of Acquisition Partners, to facilitate the completion of certain projects and to pay off certain indebtedness. The Convertible Secured Promissory Note (the "Bridge Note") evidencing such financing is convertible, at the option of the holder, into 3,000,000 shares of Company Common Stock at $1.00 per share (subject to adjustment in certain circumstances).

    Under the terms of the Bridge Note, interest accrues daily on the unpaid principal amount at a per annum rate of 14%. Accrued interest is due and payable in monthly installments beginning October 1, 1997. The amount of any late payments shall bear interest at 14% per annum plus 2% per annum for each month that the payment is late. All principal and accrued but unpaid interest on the Bridge Note is due and payable, at the option of Reel Partners, on the earlier of (i) March 23, 1998, (ii) immediately prior to certain merger, reorganization or change of control transactions, or (iii) the date of the Closing or the date of termination of the Stock Purchase Agreement for certain reasons, including any material breach of the Stock Purchase Agreement by the Company or the final, non-appealable entry of an order or injunction of a court or other authority preventing the consummation of the transactions contemplated by the Stock Purchase Agreement.

    The Company's obligations under the Bridge Note are secured by the Company's grant of a security interest in substantially all of the Company's assets at its Mission Grove 14 theater complex and Mission Marketplace 13 theater complex, and by the Company's grant of deeds of trust secured by the leases of those two theater complexes.

    The Bridge Note contains covenants of the Company which include, among others, that the Company shall not (i) declare or pay any dividends, distribute assets, or redeem capital stock, (ii) consolidate or merge with or transfer all or substantially all of its properties or assets to another entity while the Stock Purchase Agreement is in effect prior to Closing, and thereafter unless the Bridge Note shall be repaid in full prior to or in connection therewith,
(iii) incur indebtedness other than trade payables in the normal course of business, (iv) modify or amend the Articles of Incorporation or Bylaws of the Company (other than as contemplated by the Stock Purchase Agreement) or the terms of any employment agreement with any management personnel, (v) settle any material litigation or indebtedness, or (vi) enter into any contracts, leases or other agreements having terms in excess of six months and involving monthly payments in excess of $5,000. In addition, the Company agreed to use the proceeds of the Bridge Financing for purposes specified in the Stock Purchase Agreement. In particular, the proceeds of the Bridge Financing were required to be and have or will be applied as follows: (i) $505,000 for repayment of loan obligations to Pacific Concessions, Inc. with respect to a loan dated August 26, 1997, (ii) approximately $2,380,000 for use in connection with the development of the Company's Tijuana, Mexico theater complex and expansion of the Mission Market Place theater complex, and (iii) the remainder (and any funds not otherwise applied) to working capital.

    As part of the Bridge Financing, the Company issued to Reel Partners a warrant to purchase 3,000,000 shares of Company Common Stock at an exercise price of $0.848202 per share (the "First Bridge Warrant"), and a second warrant to purchase 1,500,000 shares of Company Common Stock at an exercise price of $0.848202 per share (the "Second Bridge Warrant"). The Second Bridge Warrant will be canceled upon completion of the Equity Financing or upon termination of the Stock Purchase Agreement as a result of certain breaches by Acquisition Partners. Each of the First Bridge Warrant and Second Bridge Warrant (if not earlier canceled) have terms of 10 years, provide the holder with certain piggy-back and demand registration rights, and provide for anti-dilution adjustments to the exercise price and number of shares underlying such warrants in the event of certain merger, exchange or reorganization transactions or issuances of shares of Common Stock (or securities convertible into Common Stock) at an issue price of less than the exercise price of the warrant. The First Bridge Warrant is exercisable immediately upon grant. The Second Bridge Warrant is not exercisable unless and until the Stock Purchase Agreement is terminated without consummation of the transactions contemplated thereby so long as such termination is not due to certain breaches by Acquisition Partners.

    THE AMENDED ARTICLES. As a condition to the Closing, the Company has agreed to amend its Articles of Incorporation to increase the number of authorized shares of Company Common Stock from 15,000,000 to 60,000,000. The Company does not currently have a sufficient number of authorized shares to complete the Equity Financing or to permit the exercise of all outstanding options and warrants. The Amended Articles will allow for the actual and contingent issuances of Common Stock in connection with the Equity Financing and the exercise of outstanding warrants and options to purchase Common Stock, including the various warrants issued to Reel Partners and Acquisition Partners in connection with the Bridge Financing and Equity Financing. In addition, the Amended Articles will serve to cure the Company's non-compliance with its obligations under agreements governing its outstanding publicly-traded warrants and certain other warrants resulting from the Company's failure to maintain a sufficient number of authorized but unissued shares of Common Stock to permit the exercise of all such warrants. The Amended Articles will also eliminate the 100,000 authorized shares of Company Preferred Stock, none of which is currently outstanding.

RECOMMENDATION OF THE BOARD; BACKGROUND AND REASONS FOR THE FINANCING PROPOSAL

    The Company's Board has approved the Financing Proposal and has directed that the Financing Proposal be submitted to the shareholders of the Company for approval. Shareholder approval is required under applicable law to adopt the Amended Articles. However, the Company does not believe that shareholder approval of the Equity Financing or ratification of the Bridge Financing is required under applicable law. The Board has made shareholder approval of the Equity Financing a condition to closing of the Equity Financing because of the importance of the Equity Financing to the Company and its shareholders. The Board believes that, given the financial condition of the Company and other factors discussed below, the Financing Proposal and the transactions contemplated thereby are in the best interests of the Company and its shareholders and has unanimously approved the Bridge Financing, the Equity Financing and the Amended Articles. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE FINANCING PROPOSAL.

    BACKGROUND TO THE FINANCING PROPOSAL. Over the past several years, the Company has pursued an aggressive expansion plan pursuant to which the Company has entered into lease and other binding commitments with respect to the development or expansion of theater locations. These substantial economic commitments require that the Company locate sources of new financing. The Bridge Financing and the Company's decision to pursue the Equity Financing are the culmination of the Company's efforts over the past two years to locate a source of long term financing. Although the Company was able to obtain some short term financing, the Company was unable to locate a source of significant equity financing to meet its long term capital needs.

    In order to meet its need for capital, beginning at the end of calendar 1995, the Company began to explore possible sources of equity or long term debt financing. Despite its efforts to locate a source of such long term financing, the Company was only able to obtain capital through the sale in April and May 1996 of an aggregate of $1,000,000 of debentures convertible into Common Stock at a discount to the market price. Subsequent to receiving such financing the Company continued to search for a source of significant long term equity or debt financing. However, the Company was unsuccessful in these efforts and in August 1996, the Company raised an additional $2,000,000 through the sale of convertible debentures having floating conversion rates tied to the price of the Company's Common Stock. By May 1997, all outstanding debentures had been converted into an aggregate of 1,512,540 shares of Common Stock.

    Subsequent to completion of the sale of debentures, the Company commenced a "warrant call" with respect to its Redeemable Warrants which was completed in
November 1996.   In the warrant call, the Company offered holders of its
outstanding Redeemable Warrants the opportunity to exercise such Redeemable Warrants at a reduced price of $3.50 per share and, upon exercise, to receive a Class B Redeemable Warrant to purchase an equal number of shares of Common Stock at an initial exercise price of $6.50 per share. A total of only 226,438 Redeemable Warrants were exercised as a result of such warrant call which resulted in gross proceeds of approximately $792,500.

    In September 1996, the Company engaged a national investment banking firm in an effort to raise approximately $20,000,000 through a private placement of equity securities. In November 1996, the Company made presentations to a number of prospective institutional investors located through such investment bank. However, the Company was unable to reach any definitive agreement with any of such investors. The engagement of the investment banking firm terminated in March 1997.

    In April 1997, in order to meet its immediate needs for financing, the Company amended the terms of its concession arrangements with Pacific Concessions, Inc. and, in connection therewith, received a $2,000,000 loan. Such loan bears interest at the prime rate plus 2% and is due and payable in two $1,000,000 installments in April 1998 and 1999, respectively. In August 1997, the Company borrowed an additional $500,000 from Pacific Concessions, Inc. which loan was repaid with the proceeds of the Bridge Loan. As part of these loan transactions, the Company made certain amendments to its concession agreement with Pacific Concession, Inc. which reduced the portion of profits from concession sales retained by the Company. Such concession profits are a significant component of the Company's cash flow and profit margins.

    In early 1997 the Company received an expression of interest from several competing theater chains to acquire an equity interest in the Company. However, no formal offers were made by any potential acquirors.

    In September 1996, the Company retained The Watley Group, LLC to locate a source of long term debt or equity financing. After contacting a number of potential financing sources through The Watley Group, LLC, the Investors (as defined below) were the only parties to make a definitive offer to finance the Company. The Company retained an investment banking firm in order to assist the Company in negotiating with the Investors and to advise the Board of Directors as to the reasonableness of the Financing Proposal.

    As described above, the Company has pursued a variety of possible financing options over the past two years. However, although the Company was successful in raising a limited amount of financing during such period, the Company has been unable to locate sources of long term financing other than the financing contemplated by the Financing Proposal. Without the proceeds of Equity Financing, the Company believes it is unlikely that it will be able to locate alternative sources of financing in the time frame required for the Company to meet its financial commitments. If the Financing Proposal is not approved and alternative sources of financing are not located in a timely manner and on reasonable terms, there can be no assurance that the Company will be able to continue operations, or that the Company will not be forced to seek protection under federal bankruptcy law.

    REASONS FOR THE BOARD'S RECOMMENDATION. The Board has evaluated the financial, legal, market, operational and management considerations bearing on the Financing Proposal. Based on this evaluation, the Board believes that the Financing Proposal is in the best interests of the Company and its shareholders both in the immediate future and in the long run. The Board weighed a variety of factors in reaching this decision, the most important of which were the immediate and potential future benefits to the Company of the Financing Proposal which the Board believes will contribute to the future success of the Company. In particular, the Board believes that the Financing Proposal will have the following actual or potential benefits, each of which the Board considered significant:

         1. The transactions contemplated by the Financing Proposal will satisfy the Company's immediate need for capital to repay its outstanding obligations and will provide the Company with a source of capital with which to operate and expand its business. Any failure by the Company to obtain an infusion of capital will likely result in the delisting of the Company's securities from trading on the Nasdaq SmallCap Market and could make it impossible for the Company to continue operations and/or force the Company to seek protection under federal bankruptcy laws;

         2. The expertise of Acquisition Partners, Reel Partners and their respective affiliates in real estate development, the entertainment industry (including motion picture exhibition) and in managing public corporations will assist the Company in its efforts to efficiently operate and expand its business and will assist the Company in attracting other qualified directors and management personnel; and

         3. The increase in the number of authorized number of shares of Common Stock from 15,000,000 shares to 60,000,000 shares contemplated by the Amended Articles will permit the Company to reserve a sufficient number of shares of Common Stock to permit the issuance of shares and warrants in connection with the transactions contemplated by the Financing Proposal and the exercise of all outstanding options and warrants;

    Other factors considered by the Board in recommending approval of the Financing Proposal were (i) the Board's judgment as to the likelihood of identifying alternative financing sources, (ii) economic and market conditions (including an industry trend toward consolidation), (iii) the financial condition and results of operations of the Company, including the existence of defaults or potential defaults by the Company under the terms of the Company's material loan and lease agreements.

    If the Financing Proposal is approved, the increased number of authorized shares of Common Stock resulting from the adoption of the Amended Articles will be available to consummate the Equity Transaction, for issuance of shares upon exercise of outstanding options and warrants, and for issuances from time to time for such purposes and consideration as the Board of Directors may approve, and no further vote of the shareholders of the Company will be required for such issuance, except as provided under California law, the rules of any national securities exchange on which the Company Common Stock is listed at such time or the rules of the Nasdaq Stock Market, Inc. if applicable. The availability of additional shares of Company Common Stock for issuance without the delay and expense of obtaining the approval of shareholders at a special meeting will afford the Company greater flexibility in acting upon proposed transactions or financings involving the issuance or sale of Common Stock.

    In the event that the Financing Proposal is not approved by the shareholders or in the event that the Equity Transaction is not consummated for any reason, the Company will not have a sufficient number of authorized but unissued shares of Common Stock to permit the valid issuance of shares of Common Stock underlying the Company's outstanding options, warrants and convertible securities. Pursuant to the requirements of the Stock Purchase Agreement, the Board has agreed to reserve out of the Company's authorized but unissued Common Stock, such number of shares of Common Stock necessary to permit the valid issuance of the following (listed in order of reservation priority): (i) Common Stock issuable upon exercise of the First Bridge Warrant, (ii) Common Stock issuable upon exercise of the Second Bridge Warrant, (iii) Common Stock issuable upon conversion of the Bridge Note, then (iv) all other outstanding options, warrants, or convertible securities of the Company; provided, however, that the priority of share reservations specified above shall only apply to the extent that such reservation is lawful and does not cause the Company to be in violation of its obligations under existing agreements.

    In addition to increasing the number of shares of authorized Common Stock, the Amended Articles eliminate the 100,000 shares of authorized but unissued shares of Preferred Stock of the Company, including 25,000 shares designated Series A Preferred Stock. The Board determined that elimination of the Preferred Stock was advisable due to the fact that such Series A Preferred Stock was created prior to the Company's initial public offering in order to meet the requirements of certain private placement financing transactions and is no longer necessary. Moreover, due to the language of the current Articles of Incorporation and the requirements of California law, the remaining 75,000 shares of authorized but unissued Preferred Stock may not be designated or issued without the consent of a majority of the outstanding shares of Common Stock. Accordingly, such Preferred Stock serves no practical purpose.

    The Board also considered the opinion of Houlihan, Lokey, Howard & Zukin, the Company's valuation consultant, regarding the fairness of the transactions contemplated by the Financing Proposal.

    The Board has unanimously approved the Financing Proposal and recommends that the shareholders vote FOR adoption and approval of the Financing Proposal.

OPINION OF VALUATION CONSULTANT

    In reaching its decision to recommend the Financing Proposal, the Board considered, among other things, the advice of its valuation consultant, Houlihan Lokey Howard & Zukin ("HLHZ"). A summary of the opinion rendered by HLHZ with respect to the Equity Financing is set forth below. The opinion rendered by HLHZ assumes that the Equity Financing is consummated substantially as described in this Proxy Statement.

    In a written opinion dated November 12, 1997, HLHZ stated that, based upon the considerations set forth therein and on other factors it deemed relevant, it was of the opinion that the Equity Financing is fair to the public shareholders of the Company from a financial point of view.

    In rendering its opinion, HLHZ made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances, including a review of the Company's annual reports and filings with the Securities and Exchange Commission, a review of material agreements, meetings with members of senior management of the Company to discuss operations, financial condition, future prospects and projected operations and performance, visits to certain theaters of the Company, review of forecasts and projections prepared by management through 2002, review of historical market prices and trading volume for the Company's publicly traded securities, review of the documents relating to the Financial Proposal, and review of other publicly available financial data for the Company and certain companies that HLHZ deems comparable to the Company.

    HLHZ relied upon and assumed, without verification, that the financial forecasts and projections have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that, other than as represented in financial projections provided to HLHZ by the Company, there has been no material change in the assets, financial conditions, business or prospects of the Company since the date of the most recent financial statements made available to HLHZ.

    In addition, HLHZ did not independently verify the accuracy and completeness of the information supplied to it, and did not make any physical inspection or independent appraisal of any of the properties or assets of the Company. HLHZ's opinion is based on business, economic, market and other conditions as they exist and can be evaluated at the date its opinion was rendered.

    The Company will pay HLHZ a fee of $55,000 for services rendered in connection with the Financing Proposal, including services it has conducted to render its opinion.

INTERESTS OF CERTAIN PERSONS IN THE FINANCING PROPOSAL

    John Ellison, Jr., Alan Grossberg and Russell Seheult (and Jerry Willits with respect to the lease of the Company's Chula Vista 10 theater complex, and Eileen Seheult the former wife of Russell Seheult, with respect to certain lease and bank obligations incurred or guaranteed by Mr. and Ms. Seheult on behalf of the Company) have personally guaranteed, on a joint and several basis, all significant obligations of the Company pursuant to its theater leases and
certain loans.   As of March 31, 1997, such guaranteed obligations involved aggregate future payments by the Company of over $80,000,000. In addition to such guarantees, John Ellison, Jr., Alan Grossberg and Russell Seheult have periodically made loans to the Company in order to help fund the Company's operations on terms that the Company believes are more favorable to the Company than available from third party sources. As of September 30, 1997, the aggregate amount due to such individuals under currently outstanding loans is $94,863.15. See "Management -- Certain Relationships and Related Transactions."

    Upon completion of the Equity Financing, it is expected that the personal guarantees of the above-referenced individuals (the "Guarantors") will continue in full force and effect. However, the Guarantors will benefit from approval of the Financing Proposal to the extent that completion of the Equity Financing will strengthen the financial condition of the Company and reduces the risk that the Company will be unable to meet its financial commitments under (i) loans made to the Company by any of the Guarantors, or (ii) obligations guaranteed by the Guarantors. Similarly, pursuant to the terms of a Loan Agreement, dated April 1, 1996, between the Company and John Ellison, Jr., the Company has agreed to loan the sum of $1,000 per week to Mr. Ellison commencing on Friday, April 5, 1996. Mr. Ellison will benefit from approval of the Financing Proposal to the extent that completion of the Equity Financing will strengthen the financial condition of the Company and reduce the risk that the Company will be unable to fund such loans in the future. In addition, certain of the Company's obligations to the Guarantors or guaranteed by the Guarantors may be repaid with the proceeds at the Equity Financing.

    Each of the members of the Company's Board of Directors is a party to a long-term employment or consulting agreement with the Company. In addition, the Company previously has entered into indemnification agreements with each member of the Board of Directors pursuant to which the Company is required to indemnify each such director against certain claims and defense costs arising out of past, present or future act, omissions or breaches of duty (other than acts or omissions which are knowingly fraudulent, deliberately dishonest or arise from willful misconduct). As a result, each director of the Company will benefit from approval of the Financing Proposal to the extent that completion of the Equity Financing will strengthen the financial condition of the Company and thereby (i) reduce the risk that the Company will not be able to meet its obligations under the employment, or consulting agreements, (ii) reduce the risk that the Company will not be able to meet its indemnification obligations, if any, with respect to any potential claims against the Company, its directors or officers, giving rise to such right to indemnification. See "The Financing Proposal -- Conditions of the Equity Financing" for a description of limitations on the Company's indemnification obligations to certain directors relating to certain potential securities law claims.

CONDUCT OF BUSINESS PRIOR TO CLOSING OF THE EQUITY FINANCING

    Pursuant to the terms of the Stock Purchase Agreement, the Company has agreed to a number of restrictions on the operation of its business prior to the earlier of the Closing or termination of the Stock Purchase Agreement. In particular, among other things, the Company has agreed (i) not to issue or sell any additional shares of its capital stock, (ii) to conduct its business in the ordinary course of business in substantially the same manner as conducted in the past, (iii) cease or cause any existing discussions or negotiations with any persons with respect to any merger, financing (other than financing in the ordinary course of business consistent with past practices not to exceed $100,000 in the aggregate and not involving securities convertible into or exchangeable for equity securities of the Company), consolidation, sale of substantial assets, or sale of capital stock, or (iv) except as contemplated by the Stock Purchase Agreement or as consented to in writing by Acquisition Partners, make any payments, for indebtedness or otherwise, in excess of $5,000.

    In addition, as described in "Summary -- THE BRIDGE FINANCING" above, the Company is subject to certain other covenants and restrictions so long as the Bridge Note remains outstanding.

CONDITIONS TO CLOSING OF THE EQUITY FINANCING

    The obligations of the Company to consummate the Equity Transaction are subject to the following conditions, among others: (i) the representations and warranties of Acquisition Partners made in the Stock Purchase Agreement shall be true and correct in all material respects, (ii) no temporary restraining order, preliminary or permanent injunction or other such order, or statute, rule, regulation or other restraint shall be issued or adopted which serves to prevent the consummation of the Equity Financing, (iii) expiration of any applicable Hart Scott Rodino Anti Trust Improvements Act waiting period, (iv) approval of the Amended Articles by the shareholders of the Company, (v) all written consents (other than governmental authorizations) required for material contracts of the Company to remain in full force and effect shall have been obtained (except where such failure would not have a material adverse effect on the Company), (vi) all governmental authorizations, permits, approvals and consents of securities or blue sky commissions and any other governmental body or agency that may reasonably be necessary for consummation of the Equity Financing, shall have been obtained, except where the failure to comply would not have a material adverse effect on the Company or not be reasonably likely to subject the Company or its officers or directors to substantial penalties or criminal liability, and (vii) there must not have been commenced or threatened against the Company, or against any person or entity affiliated with the Company, any action or proceeding brought by any entity not affiliated with the Company involving any challenge to, or seeking damages or other relief in connection with, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with the Equity Financing.

    The obligations of Acquisition Partners to consummate the Equity
Transaction are subject to the following conditions, among others: (i) the representations and warranties of the Company made in the Stock Purchase Agreement shall be true and correct in all material respects, (ii) no temporary restraining order, preliminary or permanent injunction or other such order, legal or regulatory restrain or prohibition preventing the consummation of the Equity Financing shall be in effect, (iii) no litigation shall be in effect against the Company pursuant to which damages in excess of $500,000 are being sought, (iv) expiration of any applicable Hart Scott Rodino Anti Trust Improvements Act waiting period, (iv) approval of the Amended Articles by the shareholders of the Company, (v) the Company's Common Stock shall be authorized for quotation on the Nasdaq SmallCap Market and shall not have been suspended,
(vi) there must not have been commenced or threatened against the Company, or against any person or entity affiliated with the Company, any action or proceeding brought by any entity not affiliated with the Company involving any challenge to, or seeking damages or other relief in connection with, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with the Equity Financing, (vii) neither consummation nor performance of the Equity Financing will, directly or indirectly, materially contravene, conflict with, or result in material violation of, or cause Acquisition Partners or Reel Partners to suffer any material adverse consequence under any applicable legal requirement or order in existence or published, introduced or otherwise formally proposed before any governmental entity or instrumentality, (viii) the Company shall have received all written consents, assignments, waivers, authorizations or other certificates from the Company's lessors, reasonably deemed necessary by Buyer to provide for the continuation in full force and effect of any and all material contracts and leases of the Company and for the Company to consummate the Equity Financing, (ix) the Company will demonstrate to the reasonable satisfaction of Buyer that it can be released, without liability or potential liability to the Company and at a cost not to exceed $25,000 in the aggregate, from any obligations with respect to currently or previously contemplated sites which have never been operated other than San Bernardino, California and Tijuana, Mexico, (x) four of the Company's seven directors shall have been appointed to the Board of Directors of the Company, (x) the Amended Articles shall be the Articles of Incorporation of the Company, (xi) since August 31, 1997, no material adverse change shall have occurred with respect to the Company or the operation of its business and no event or circumstance occurring or existing prior to such time shall be disclosed or discovered after September 23, 1997 which would constitute a material adverse change if it had occurred after June 30, 1997, (xii) each of John Ellison, Jr., Russell Seheult and Jerry Willits shall have waived certain rights to indemnification for violations of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and for rights to reimbursement of expenses of separate counsel that they may have with respect to alleged violations of federal or state securities laws arising primarily as a result of violations of Section 16 of the Exchange Act, (xiii) the termination of any agreements with officers, directors and their affiliates other than as provided in the Stock Purchase Agreement, (xiv) no default under the Bridge Note or related documents shall have occurred, and (xv) receipt of an opinion of counsel to the Company as to certain matters relating to the Company and the Equity Financing.

    Each party may waive conditions to its obligations to consummate the transaction.

    See "The Financing Proposal -- Special Considerations -- NASDAQ LISTING" for a discussion of certain risks relating to pending proceedings of The Nasdaq Stock Market, Inc. with respect to the continued listing of the Company's securities on the Nasdaq SmallCap Market.

ANTI-DILUTION ADJUSTMENTS TO PUBLIC WARRANTS

    The terms of the Company's publicly traded Redeemable Warrants (Nasdaq:
LUXYW) and Class B Redeemable Warrants (Nasdaq: LUXYZ) contain anti-dilution provisions that provide for adjustments in the exercise price and number of shares issuable upon exercise of such warrants in the event of issuances of Common Stock (or securities convertible into Common Stock) at a price per share below the exercise price of such warrants. Pursuant to such anti-dilution provisions and as a result of the signing of the Stock Purchase Agreement with Acquisition Partners and the concurrent completion of the Bridge Financing, the exercise price of the Company's Redeemable Warrants was reduced from the $5.32 price in effect immediately prior to such transactions to $3.70 per share. Concurrently, the number of shares of Common Stock issuable upon exercise of each Redeemable Warrant was increased from 1.1657318 to 1.6216216 shares of Common Stock. Similarly, the exercise price of the Class B Redeemable Warrant was automatically reduced to $4.06 from a pre-Bridge Financing exercise price of $5.90 and the number of shares of Common Stock issuable upon exercise of each Class B Redeemable Warrant was increased from 1.1016967 to 1.6009852 shares of Common Stock.

    Additional adjustments will occur upon completion of the Equity Financing. In particular, upon Closing and assuming the repayment of the Bridge Note, the as adjusted exercise price of the Redeemable Warrants and Class B Redeemable Warrants will be approximately $2.56 and $2.78, respectively. Concurrently, the number of shares of Common Stock issuable upon exercise of each Redeemable Warrant and Class B Redeemable Warrant will be adjusted to 2.34375 and 2.3381295 shares, respectively.

AMENDMENT AND TERMINATION OF THE STOCK PURCHASE AGREEMENT; BREAK FEE

    The Stock Purchase Agreement may be amended only in writing signed by the Company, Acquisition Partners and Reel Partners. The observance of any provision of the Stock Purchase Agreement may be waived, in writing, by the parties not bound by such provision.

    The Stock Purchase Agreement may be terminated at any time prior to Closing, whether before or after approval of the Financing Proposal by the shareholders (a) by mutual consent of the parties, (b) by Acquisition Partners, if any fact or series of facts not known or existing prior to the date of the Stock Purchase Agreement become known which, in the aggregate could, in the reasonable opinion of Acquisition Partners, have a material adverse effect on the Company or the operation of its business, (c) by the Company or Acquisition Partners if there is a material breach by the other party of any covenant or agreement of the Company under the Stock Purchase Agreement, (d) by the Company or Acquisition Partners if any representation or warranty of the other party is not true and correct in all material respects, or (e) by the Company or Acquisition Partners if any permanent injunction or other final order of a court or other authority prevents the consummation of the Equity Financing. In addition, the original Stock Purchase Agreement provided that the Company or Acquisition Partners could terminate the Stock Purchase Agreement if the Closing shall not have occurred on or before December 7, 1997 or, in the event of a delay caused by comments or delays by the Securities and Exchange Commission, by January 6, 1998; provided that the party terminating shall only be entitled to do so if such party is not then in default of the Stock Purchase Agreement. However, Acquisition Partners and Reel Partners have agreed to modify the termination provisions of the Stock Purchase Agreement to change the December 7, 1997 deadline to December 11, 1997; provided, that if shareholder approval of the Amendment is obtained such deadline will be the earlier of (i) three business days following the Company's receipt of a favorable resolution of the Company's pending appeal with The Nasdaq Stock Market, Inc. ("Nasdaq") of Nasdaq's decision to delist the Company's securities from trading on the Nasdaq SmallCap Market, or (ii) January 9, 1998. See "The Financing Proposal -- Special Considerations -- NASDAQ LISTING."

    In the event that the Closing of the Equity Financing does not occur for reasons other than as a result of a breach of the Stock Purchase Agreement by Acquisition Partners or Reel Partners, the Company will be required to pay a termination fee (the "Break Fee") equal to $600,000. In the event that (i) the Stock Purchase Agreement is terminated prior to Closing as a result of the Company's breach of the non-solicitation provisions of the Stock Purchase Agreement or (ii) prior to September 23, 1998, the Company consummates a merger, consolidation, sale of assets, sale of capital stock, financing transaction (other than financing in the ordinary course of business, consistent with past practices, not to exceed $100,000 in the aggregate and not involving securities convertible into capital stock of the Company), or any similar transaction, arising out of any proposal received during the non-solicitation period, then the Break Fee shall equal $800,000.

MANAGEMENT OF THE COMPANY SUBSEQUENT TO CLOSING OF THE EQUITY FINANCING

    Upon consummation of the Equity Financing, the number of directors of the Company will be increased from four to seven. Prior to the Closing, but conditional upon the consummation of the Equity Financing, Jerry Willits and Russell Sehuelt will resign as directors of the Company and the current members of the Company's Board will appoint Winston J. Churchill, Jack R. Crosby, Thomas
G. Rebar, and Wayne B. Weisman (collectively, the "Director Designees") as directors of the Company. As a result of the foregoing, the Board of Directors of the Company immediately following the Closing will consist of the four Director Designees, John Ellison, Jr., Alan Grossberg and Jon Meloan. See "Management" for further information concerning the current directors of the Company and the Director Designees.

    Acquisition Partners and the Company have begun a search for the purposes of identifying and hiring a qualified chief financial officer for the Company. In addition, representatives of Acquisition Partners are discussing with management of the Company the possibility of making certain changes in the management of the Company. However, no agreement has been reached or decision made with respect to whether such change will be made or, if so, the nature and timing of such change.

INFORMATION REGARDING ACQUISITION PARTNERS AND REEL PARTNERS

    Upon consummation of the Equity Financing, Acquisition Partners will control approximately 69% of the outstanding shares of Company Common Stock, and Acquisition Partners and Reel Partners (collectively, the "Investors") will have the right to acquire additional shares of Company Common Stock upon exercise of warrants issued to them in connection with the Bridge Financing and the Equity Financing. In addition, in connection with the consummation of the Equity Financing, Acquisition Partners will have the right to designate four of the seven members of the Company's Board of Directors.

    On October 3, 1997, the Investors and certain affiliates thereof (collectively, the "Investor Group") filed a Schedule 13D with the Securities and Exchange Commission stating that the Investor Group had acquired warrants to purchase Company Common Stock and had entered into the Stock Purchase Agreement for purposes of investment. Based on the information contained in such Schedule 13D, the Investor Group consists of Reel Partners, Acquisition Partners and their respective members and/or control persons. Reel Partners is a Delaware limited liability company which has the following members: (i) Rust Cinema Investors, L.L.C., a Texas limited liability company controlled by the Sharp Irrevocable Intervivos Trust, (ii) JW Bridge Investors, L.L.C., a Delaware limited liability company controlled by James Villanueva and Warren Schlichting, and (iii) SCP Private Equity Partners, L.P., a Delaware limited partnership ("SCP"). SCP's general partner is SCP Private Equity Management, L.P., a Delaware limited partnership ("SCP Management"). SCP Management's general partners are (a) Safeguard Capital Management, Inc., a Delaware corporation controlled by Safeguard Scientifics, Inc., a publicly traded Delaware corporation, (b) Winston J. Churchill, a Director Designee, and (c) Samuel A. Plum.

    Acquisition Partners is a Delaware limited liability company which is controlled by SCP and which has the following members: (i) SCP, (ii) the Sharp Irrevocable Intervivos Trust, (iii) James Villanueva, and (iv) Warren Schlichting.

    Based on disclosure contained in the above-referenced Schedule 13D, Reel obtained the necessary funds to finance the Bridge Financing from each of its member's capital contributions. The Company has been informed by Acquisition Partners that Acquisition Partners has or will obtain the necessary funds to finance the Equity Financing from each of its member's capital contributions.

SPECIAL CONSIDERATIONS

    In addition to the factors discussed above relating to the Financing Proposal, shareholders should consider the following in making their decision whether to vote in favor of the Financing Proposal:

    FINANCIAL CONDITION OF THE COMPANY. The Company's independent certified public accountants expressed substantial doubt about the Company's ability to continue as a going concern in their independent auditors' report on the Company's consolidated financial statements for the year ended March 31, 1997. Moreover, immediately prior to the Bridge Financing the Company was, and currently is, in default of certain financial covenants contained in its bank loan agreements and is in violation of certain covenants in several other financing agreements and leases. Such covenants prohibit the Company from incurring other indebtedness or further encumbering property, and/or require security interest to be of first priority. In addition, the Company has had aggressive expansion plans requiring substantial additional capital and, despite its efforts, prior to entering into the Stock Purchase Agreement and Bridge Financing, the Company had been unsuccessful in its efforts to locate a source of financing for its current operations and expansion plans. Although the Bridge Financing provided the Company with immediate liquidity, in the event that the Financing Proposal is not approved by the shareholders and the Equity Financing is not completed, the Company will be required to repay the Bridge Financing and certain other fees and expense and will need to immediately locate alternative sources of capital. Any failure by the Company to complete the Equity Financing or locate alternative sources of financing could make it impossible for the Company to continue operations, force the Company to seek protection under federal bankruptcy law, and/or adversely affect the Company's listing on the Nasdaq SmallCap Market.

    NASDAQ LISTING.  In August 1997, the Company received notice from The
Nasdaq Stock Market, Inc. ("Nasdaq") stating that unless (i) the Company's capital surplus equaled $2,000,000 or more and the market value of the public float of the Company's Common Stock equaled $1,000,000 or more for ten consecutive trading days, or (ii) the bid price of the Company's Common Stock exceeded $1.00 for a period of ten consecutive trading days, prior to November 5, 1997, and, if such tests are not met prior to such date, the Company is unable to submit (prior to November 5, 1997) a proposal for achieving compliance acceptable to Nasdaq, the Company's securities would be delisted from trading on the Nasdaq SmallCap Market. Subsequent to receipt of such letter, the Company submitted information to Nasdaq regarding the Financing Proposal and expressed the Company's belief that the closing of the Equity Financing would enable the Company to meet the Nasdaq SmallCap Market continued listing requirements.

    On November 7, 1997, the Company received notice that Nasdaq had not accepted the Company's plan of compliance with the Nasdaq SmallCap Market listing requirements due primarily to the fact that there could be no assurance that the Equity Financing would occur and that no alternative plan of compliance was offered by the Company. In addition, Nasdaq indicated that its determination that the Company had failed to demonstrate compliance with the continued listing requirements of The Nasdaq SmallCap Market on a short or long-term basis was based, in part, upon Nasdaq's belief that the Company's long-term capital needs were in excess of the funds raised as a result of the Equity Financing, its limited working capital and history of losses, as well as its failure to comply with the covenants in its bank credit lines.

    On or about November 12, 1997, the Company submitted an appeal of the decision of Nasdaq and was informed that, pending resolution of the appeal, the Company's securities would continue to be listed on the Nasdaq SmallCap Market. As of November 14, 1997, the Company had not been notified of the date of the appeal hearing. However, based on conversations with representatives of Nasdaq, the Company believes that the appeal hearing will be scheduled for mid-December 1997.

    The terms of the Stock Purchase Agreement originally provided that such agreement could be terminated by either the Company or Acquisition Partners if the Closing shall not have occurred on or before December 7, 1997 (for reasons other than delays due to Securities and Exchange Commission comments). However, Acquisition Partners and Reel Partners have agreed to modify the termination provisions of the Stock Purchase Agreement to provide that, notwithstanding the December 7, 1997 deadline, the Stock Purchase Agreement may be not be terminated by either party as a result of a failure to meet the December 7, 1997 deadline unless (i) the shareholders of the Company do not approve the Financing Proposal at the Meeting, or (ii) the pending appeal of the Company to Nasdaq results in a final decision by Nasdaq to delist the Company's securities from trading on the Nasdaq SmallCap Market.

    The continued listing of the Company's Common Stock on the Nasdaq SmallCap Market is a condition to the closing of the Equity Financing. Even if shareholder approval of the Financing Proposal is obtained, in the event that the Company is not able to maintain its Nasdaq SmallCap Market listing, there can be no assurance that the Equity Financing will occur. Although the Company believes that upon completion of the Equity Financing the Company will meet the requirements for its securities to continue to be listed on the Nasdaq SmallCap Market, there can be no assurance that The Nasdaq Stock Market appeal procedures will result in a favorable decision for the Company. Moreover, in the event that the Equity Financing is not completed and the Company is unable to locate alternate sources of equity capital, it is likely that the Company's securities will be delisted from the Nasdaq SmallCap Market. Any such delisting would have a material adverse effect on price, liquidity and trading market for the Company's Common Stock and on the Company's reputation and standing in the motion picture theater industry. Subsequent to any such delisting, there can be no assurance that the securities would be traded in any market. In addition, if delisted from the Nasdaq SmallCap Market, the Company's Common Stock would be considered a "penny-stock" security, as defined in the Securities Exchange Act of 1934, as amended, and the Company's securities would be subject to the "Penny-Stock Disclosure Rules" as provided in the Securities Enforcement Remedies and Penny Stock Reform Act of 1990, as amended. To the extent that the applicability of such "penny stock" rules to the Company's Common Stock results in an unwillingness of broker-dealers or investors to trade or purchase the Company's securities, the market price, liquidity and trading market for the Company's securities would be materially adversely affected.

    FINDER'S FEE. Pursuant to the terms of an Agreement, dated September 15, 1996 and amended May 15, 1997 and further amended as of October 24, 1997, between the Company and The Watley Group, LLC ("Watley"), upon the Closing of the Equity Financing, Watley will receive a cash fee equal to $962,250. In addition, Watley shall purchase for cash at Closing, for a purchase price of $0.12 per warrant, warrants to purchase 10% of the total number shares issued to Acquisition Partners at such Closing at an exercise price per share equal to $0.848202. Assuming that there are no adjustments to the number of shares issued to Acquisition Partners, Watley would purchase at Closing warrants to purchase 1,768,446 shares of Common Stock. The terms and conditions of the warrant to be purchased by and issued to Watley will be substantially identical to those contained in the Purchase Warrant. The Company has been informed that Watley has agreed to pay $150,000 of its cash fee to members of the Investor Group to reimburse such members for legal expenses and other costs incurred in connection with the negotiation and closing of the Equity Financing and Bridge Financing. In addition, the Company has been informed that all but 750,000 of the warrants to be issued to Watley at Closing will be transferred by Watley as directed by Acquisition Partners.

    CONTROL BY INVESTOR GROUP. Upon completion of the Equity Financing, it is expected that Acquisition Partners will own or control approximately 69% of the issued and outstanding shares of Company Stock and that the Investor Group will have the right to purchase an additional 5,630,624 shares of Company Common Stock underlying the Signing Warrant, First Bridge Warrant and Purchase Warrant which would bring the ownership percentage of the Investor Group to approximately 74.4%. In addition, upon completion of the Equity Financing, the current officers and directors of the Company will own or control an additional 8.5% of the issued and outstanding shares of Company Common Stock. As a result, in the event the Financing Proposal is approved and the Closing of the Equity Financing occurs, the Investor Group, or the Investor Group and members of current management acting together, will be in a position to materially influence, if not control, the outcome of all matters requiring shareholder approval, including the election of directors.

    REGISTRATION RIGHTS OF INVESTOR GROUP. Pursuant to the terms of the Stock Purchase Agreement, the Company is required to file with the Securities and Exchange Commission, and use its best efforts to have declared effective, a registration statement pursuant to which the Company will register for resale by Acquisition Partners and/or Reel Partners (i) the shares of Company Common Stock issued to Acquisition Partners at Closing (or subsequent to Closing pursuant to any adjustments required by the Stock Purchase Agreement), (ii) the shares of Common Stock issuable upon any conversion of the Bridge Note, (iii) the First Bridge Warrant, the Second Bridge Warrant (if not canceled), the Signing

Warrant, the Purchase Warrant, and (iv) the shares of Company Common Stock issuable upon exercise of the warrants described in (iii). In addition, each of the Signing Warrant and the warrants issued to Reel Partners in connection with the Bridge Financing include piggy-back and demand registration provisions which would grant the holders thereof the right to cause the Company to register such warrants and the shares of Common Stock underlying such warrants in the event that the Equity Financing is not completed. Any such registration and any actual or anticipated sale of shares by members of the Investor Group could have a material adverse affect on the market for the Company's Common Stock and could serve to depress the price of the Company's Common Stock or limit any potential depreciation thereof.

                     VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         The Company has outstanding voting securities consisting of only Common Stock, of which 8,019,182 shares were outstanding as of the close of business on the Record Date. Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Company Common Stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the outstanding Common Stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

         The following table sets forth certain information regarding the beneficial ownership of the Company Common Stock as of the Record Date and immediately following completion of the Equity Financing as to (a) each director and each Director Designee, (b) each executive officer identified in the Summary Compensation Table below, (c) all executive officers and current directors of the Company as a group, and (d) each person known to the Company to beneficially own five percent or more of the outstanding shares of Company Common Stock.



                                                                 As Of Record Date                       Upon Closing
                                                             ------------------------                -----------------------

                                                              Number of   Percent of                 Number of    Percent of
Title of Class               Beneficial Owner(1)              Shares(2)   Class(2)                   Shares (2)   Class(2)
--------------               -------------------              ---------   --------                   ----------   --------

CURRENT DIRECTORS AND/OR
EXECUTIVE OFFICERS:

Common Stock                 Russell Seheult                 749,270 (3)    9.14%                    749,270 (3)   2.90%

Common Stock                 John Ellison, Jr.               882,935 (4)   10.89                     882,935 (4)   3.42

Common Stock                 Alan Grossberg                  802,725 (4)    9.90                     802,725 (4)   3.11

Common Stock                 Jerry Willits                    98,515 (5)    1.23                      98,515 (5)   *

Common Stock                 Jon Meloan                       18,929 (6)    *                         16,929 (6)   *

DIRECTOR DESIGNEES:

Common Stock                 Winston J. Churchill(7)       1,000,000 (8)   11.09                  20,315,088 (9)  71.70

Common Stock                 Jack R. Crosby                   75,000(10)    *                         75,000(10)   *

Common Stock                 Thomas G. Rebar                      -0-       -0-                           -0-      -0-

Common Stock                 Wayne B. Weisman                     -0-       -0-                           -0-      -0-

INVESTOR GROUP:

Common Stock                 CinemaStar Acquisition        1,000,000 (8)   11.09                  20,315,088 (9)  71.70
                             Partners, L.L.C.(7)

Common Stock                 Reel Partners, L.L.C.(7)      7,500,000(11)   48.33                   3,000,000(12)  10.45

                             Current directors and         2,555,874       30.42%
                             executive officers as a
                             group (6 persons)

---------------------------

(1) The address of each of Messrs. Seheult, Ellison and Grossberg is c/o the Company, 431 College Boulevard, Oceanside, California 92057. The address of each of Mr. Crosby, Acquisition Partners and Reel Partners is c/o Rust Capital, Ltd., 327 Congress Avenue, Suite 200, Austin, Texas 78701. The address of Messrs. Churchill, Rebar and Weisman is c/o SCP Private Equity Partners, L.P., 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087.
(2) Shares of Common Stock which a person has the right to acquire within 60 days are deemed outstanding in calculating the percentage ownership of the persons, but not deemed outstanding as to any other person. Percentages are calculated based on 8,019,182 shares of Common Stock issued and outstanding prior to Closing and 25,703,646 shares of Common Stock issued and outstanding upon Closing. Ownership of less than 1% of the outstanding shares of Common Stock is indicated by an asterisk.
(3) Includes shares issuable upon exercise of outstanding options to acquire 176,250 shares of Common Stock.
(4) Includes shares issuable upon exercise of outstanding options to acquire 88,125 shares of Common Stock. Does not include 320,900 shares of Common Stock beneficially owned by Mr. Grossberg's former wife with respect to which Mr. Grossberg has no beneficial ownership but exercises voting control pursuant to the terms of a divorce settlement.
(5) Includes shares issuable upon exercise of outstanding options to acquire 11,750 shares of Common Stock.
(6) Consists of shares issuable upon exercise of outstanding options to acquire 18,929 shares of Common Stock
(7) On October 3, 1997, the Investors and Winston J. Churchill, Samuel A. Plum, Safeguard Capital Management, Inc., and SCP Private Equity Partners, L.P., filed a Schedule 13D with the Securities and Exchange Commission stating that the such persons had acquired warrants to purchase Company Common Stock and had entered into the Stock Purchase Agreement for purposes of investment in the Company. Based on the information contained in such
     Schedule 13D, the Company believes that Reel Partners is a Delaware limited liability company which has the following members: (i) Rust Cinema Investors, L.L.C., a Texas limited liability company controlled by the Sharp Irrevocable Intervivos Trust, (ii) JW Bridge Investors, L.L.C., a Delaware limited liability company controlled by James Villanueva and Warren Schlichting, and (iii) SCP Private Equity Partners, L.P., a Delaware limited partnership ("SCP"). SCP's general partner is SCP Private Equity Management, L.P., a Delaware limited partnership ("SCP Management"). SCP Management's general partners are (a) Safeguard Capital Management, Inc., a Delaware corporation controlled by Safeguard Scientifics, Inc., a publicly traded Delaware corporation, (b) Winston J. Churchill, a Director Designee, and (c) Samuel A. Plum. Acquisition Partners is a Delaware limited liability company which is controlled by SCP and which has the following members: (i) SCP, (ii) the Sharp Irrevocable Intervivos Trust, (iii) James Villanueva, and (iv) Warren Schlichting
(8) Consists of up to 1,000,000 shares of Common Stock issuable upon exercise of the Signing Warrant held in the name of Acquisition Partners.
(9) Consists of 17,684,464 shares of Common Stock issuable in connection with the Closing of the Equity Financing, 1,000,000 shares of Common Stock issuable upon exercise of the Signing Warrant, and 1,630,624 shares of Common Stock issuable upon exercise of the Purchase Warrant. Does not include warrants which the Company has been informed may be transferred from The Watley Group, LLC to SCP or other members of the Investor Group subsequent to Closing. See "The Financing Proposal -- Special Considerations -- FINDER'S FEE."
(10) Consists of 75,000 shares of Common Stock acquired by Rust Capital, Ltd., an affiliate of Mr. Crosby.
(11) Consists of up to 3,000,000 shares of Common Stock issuable upon conversion of the Bridge Note, 3,000,000 shares of Common Stock issuable upon exercise of the First Bridge Warrant, and 1,500,000 shares of Common Stock issuable upon exercise of the Second Bridge Warrant. As of the Record Date, the Second Bridge Warrant was not currently exercisable but may become so within 60 days following the Record Date. See "The Financing Proposal -- Summary -- The Bridge Financing."
(12) Assumes repayment of the Bridge Note and cancellation of the Second Bridge Warrant.


                                      MANAGEMENT

    Upon consummation of the Equity Financing, the number of directors of the Company will be increased from four to seven. Prior to the Closing, but conditional upon the consummation of the Equity Financing, Russell Seheult and Jerry Willits will resign as a director of the Company and the current members of the Company's Board will appoint Winston J. Churchill, Jack R. Crosby, Thomas
G. Rebar, and Wayne B. Weisman (collectively, the "Director Designees") as directors of the Company. As a result of the foregoing, the Board of Directors of the Company immediately following the Closing will consist of the following persons: John Ellison, Jr., Alan Grossberg, Jon Meloan, and the Director Designees.

    The following table sets forth certain information concerning the Company's current directors and executive officers and the Director Designees:

         Name(1)                     Principal Occupation               Age
-----------------------     -------------------------------------      -----

Russell Seheult (2)         Chairman of the Board,                       45
                            anesthesiologist and dental
                            surgeon
John Ellison, Jr.           President, Chief Executive Officer           55
                            and Director of the Company
Alan Grossberg              Acting Chief Financial Officer,              46
                            Senior Vice President and Director
                            of the Company
Jerry Willits (2)           Vice President and Director of the           57
                            Company
Jon Meloan                  Vice President, General Counsel,             62
                            Secretary and Director of the
                            Company
Katherine McKeever          Vice President of Advertising and            37
                            Marketing of the Company
Winston J. Churchill        Managing General Partner of the              57
(3)                         general partner of SCP Private
                            Equity Partners, L.P., a private
                            equity investment fund
Jack R. Crosby (3)          Chairman and CEO of Tescorp, Inc.,           71
                            an owner and operator of cable
                            television, and president of Rust
                            Capital, Ltd., a small business
                            investment corporation
Thomas G. Rebar (3)         Managing Director of the general             34
                            partner of SCP Private Equity
                            Partners, L.P., a private equity
                            investment fund
Wayne B. Weisman (3)        Partner of the general partner of            41
                            SCP Private Equity Partners, L.P.,
                            a private equity investment fund

-------------------------

(1) The Company does not have a nominating committee of the Board of Directors. The Company does not currently have a standing audit or compensation committee although it is expected that such committees will be activated subsequent to the Closing.
(2) Effective upon the Closing, Mr. Seheult and Mr. Willits will resign as directors of the Company.
(3) Not currently a director of the Company but will be appointed a director effective upon Closing.

    JOHN ELLISON JR. co-founded and became a director of the Company in April 1989 and has been its President since February 1992 and an officer since 1989. Prior to February 1992, Mr. Ellison was a Vice President of the Company. Mr. Ellison has over 35 years of experience in the motion picture theater and exhibition business. He has managed theater operations and expansion programs for several theater chains and, prior to forming the Company, he owned and operated the largest locally-owned theater chain in San Diego County, which he sold to Edwards Cinemas in 1985.

    ALAN GROSSBERG co-founded and became a director of the Company in April
1989 and has been its Senior Vice President and Chief Financial Officer since that time. Mr. Grossberg has over 20 years of experience in theater and entertainment management. Mr. Grossberg previously has acquired and sold several theater and cinema complexes in San Diego County. Mr. Grossberg also has owned a film booking and licensing company which has previously provided films booking and related services to the Company.

    JERRY WILLITS has been the Company's Vice President since 1992 and a director since July 1994. For at least four years prior to joining the Company, Mr. Willits owned and operated two theaters in San Diego County. Mr. Willits formerly served as an officer of the Theater & Entertainment Association of Greater San Diego.

    JON MELOAN joined the Company in March 1991 as its Secretary and General Counsel and became a director in July 1994 and a Vice President in 1997. From 1989 to 1991, Mr. Meloan was an independent business consultant. Prior to 1989, Mr. Meloan served as senior counsel with Honeywell Inc. Mr. Meloan has over 22 years experience as a corporate lawyer.

    RUSSELL SEHEULT is an anesthesiologist and dental surgeon who has been a director of the Company since June 1991 and has served as Chairman of the Board of Directors since February 1992. Since 1993 he has operated an outpatient dental surgery clinic in Redlands, California. For at least three years prior to joining the dental clinic, Dr. Seheult was an anesthesiologist in Loma Linda, California and served as head of anesthesiology at Loma Linda Hospital in Loma Linda, California.

    KATHERINE MCKEEVER was appointed as the Company's Vice President of Operations in June 1995. In January 1997, Ms. McKeever was promoted to the position of Vice President of Advertising and Marketing. Prior to such appointment she served as Director of Advertising and Marketing of the Company from January 1993. Prior to 1993 she directed marketing activities for SoCal Cinemas, Inc. for over 5 years. Ms. McKeever has also worked in advertising production and promotions for national consumer product brands.

    WINSTON J. CHURCHILL has been the Managing General Partner of SCP Private Equity Management, L.P., the general partner of SCP Private Equity Partners, L.P. ("SCP"), a private equity investment fund, since SCP's inception in 1996. Mr. Churchill founded Churchill Investment Partners, Inc. in 1989 and CIP Capital, Inc. in 1990, each of which is an investment and venture capital fund, and continues to be a principal of each. From 1989 to 1993 he served as Chairman of the Finance Committee of the $24 billion Pennsylvania Public School Employees' Retirement System. From 1984 to 1989, Mr. Churchill was a general partner of Bradford Associates, a private investment firm in Princeton, New Jersey. Prior to that time, he practiced law at the Philadelphia firm of Saul, Ewing, Remick & Saul for 16 years and was a member of its executive committee. Mr. Churchill is Chairman of the Board of Central Sprinkler Corporation, a manufacturer and distributor of automatic fire sprinkler systems and components, and IBAH, Inc., a publicly traded clinical research company for the medical and biotechnology industry. He is also a director of Geotek Communications, Inc., a publicly traded provider of wireless communications systems and services, and Tescorp, Inc., a publicly traded company which owns and operates cable television systems in Argentina.

    JACK R. CROSBY has been Chairman of the Board of Directors of the Tescorp, Inc., a publicly traded company which owns and operates cable television systems in Argentina, since its inception in 1980, and became Chief Executive Officer in 1991. Mr. Crosby is the General Partner of Rust Group, L.P., a Texas limited partnership holding certain of Mr. Crosby's business assets, and he is the president of Rust Investment Corp., the general partner of Rust Capital, Ltd. ("Rust Capital"), an investment limited partnership with its headquarters in Austin, Texas. Mr. Crosby presently serves as a director of Prime Cable, Inc. ("Prime Cable") of Austin, Texas. Prime Cable and its affiliates own and operate cable television systems in Chicago, Illinois, Las Vegas, Nevada, Anchorage, Alaska and other markets. Mr. Crosby also serves as a director of three other publicly traded companies: National Dentex Corporation, a manufacturer of dental appliances, and DSI Toys, Inc., a toy manufacturer and distributor, and Heartland Wireless Communications, Inc., a wireless television company. From 1982 through early 1985, he served as a director of Orion Pictures. As a principal of the Rust Group, L.P., Mr. Crosby participated in the purchase of selected motion picture theaters from Wometco Theaters, Inc. in 1990 before selling them in 1994.

    THOMAS G. REBAR is currently Managing Director of the general partner of SCP, which positions he has held since June 1996. From 1989 until joining SCP in 1996, Mr. Rebar served as Senior Vice President of Charterhouse Inc., an investment banking firm. Prior to joining Charterhouse, Inc., Mr. Rebar was a member of the corporate finance department at Bankers Trust Company.

    WAYNE B. WEISMAN has been a partner of SCP Private Equity Management, L.P., the general partner of SCP, since the inception of SCP in 1996. Since 1991, Mr. Weisman has served as Vice President of CIP Capital Management, Inc., the general partner of CIP Capital, L.P., a small business investment company, or in a similar capacity in the predecessors to such entities. From 1992 to 1994, he served as a director and Executive Vice President of Affinity Biotech, Inc., and Vice President and General Counsel of its successor, IBAH, Inc. From 1987 to 1990, Mr. Weisman ran an independent investment management and advisory firm.
He formerly practiced law with the Philadelphia firm of Saul, Ewing, Remick & Saul. Mr. Weisman is currently a director of Microleague Multimedia, Inc., a publicly traded publisher of multimedia products.

    There were four meetings of the Board of Directors of the Company during the last fiscal year. Each director attended at least 75% or more of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which he served which were held during the last fiscal year.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

    Based on a review of the copies of such forms furnished to the Company, the Company notes that each of John Ellison, Jr. and Jerry Willits did not timely file a Form 4 Statement of Changes in Beneficial Ownership in connection with a sale of 1,000 shares of Common Stock in December 1996 by each of them as a result of a margin call. Similarly, Russell Seheult did not timely file Form 4 Statements of Changes in Beneficial Ownership in connection with sales of Common Stock in December 1996, January 1997 and February 1997 as a result of a series of margin calls. The Company has been informed that each of Messrs. Ellison, Willits and Seheult filed the requisite notices subsequent to their respective due dates.

COMPENSATION OF DIRECTORS

    Directors prior to June 3, 1995 received no cash compensation for serving on the Board of Directors. The Board of Directors at the June 3, 1995 Board Meeting approved payment of $1,000 per Board Member for attending each Board Meeting, effective with the June 3, 1995 meeting. It is anticipated there will be not less than four Board Meetings per year to coincide with review and approval of quarterly and annual financial statement filings.

    In the fiscal years ended March 31, 1997, 1996 and 1995, Russell Seheult received $43,200, $26,000 and $20,500 in consulting fees. In August 1994, the Company entered into a five year consulting agreement with Mr. Seheult pursuant to which Mr. Seheult is currently entitled to receive $52,000 per year. In December 1996, the Company extended the term of the consulting agreement for a
period of five years commencing December 5, 1996.   In addition, in July 1994,
Mr. Seheult was granted an option to purchase 176,250 shares of Common Stock under the Company's Stock Option Plan at a price of $2.55 per share.

    During fiscal 1997, Walter Schlotter, a former director of the Company, provided consulting services to the Company. Such services were not provided pursuant to a written agreement. Mr. Schlotter has indicated that he believes he is entitled to $27,500 for such services. The Company is in the process of discussing a settlement of such obligations with Mr. Schlotter.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    John Ellison, Jr., Alan Grossberg and Russell Seheult (and Jerry Willits with respect to the lease of the Chula Vista 10, and Eileen Seheult the former wife of Russell Seheult, with respect to certain lease and bank obligations incurred or guaranteed by Mr. and Ms. Seheult on behalf of the Company) have personally guaranteed, on a joint and several basis, all significant obligations of the Company pursuant to its theater leases and certain loans. Certain of these obligations of the Company are secured by real or personal property pledged by such individuals. As of March 31, 1997, such guaranteed obligations involved aggregate future payments by the Company of over $80,000,000.

    In January 1994, Messrs. Seheult, Ellison, Grossberg and Willits and certain third parties unaffiliated with the Company formed Nickelodeon Cinemas Internacionales, S.A. de C.V., a Mexican corporation ("Nickelodeon Mexico"). In July 1994, Messrs. Seheult, Ellison, Grossberg, and Willits contributed, for no additional consideration, 18.6%, 18.6%, 18.6% and 4.2%, respectively, totaling 60.0% of the outstanding equity in Nickelodeon Mexico to the Company, which constituted all of such individuals' equity in Nickelodeon Mexico. The remaining 40% of Nickelodeon Mexico was owned by unrelated third parties. An additional 15% ownership interest in Nickelodeon Mexico was returned to the Company by a previous shareholder for consideration of payment to him of legal fees amounting to approximately $30,000, subsequently reduced to $15,000. In March 1996, the Company decided to dissolve Nickelodeon Mexico. In April 1996, a new Mexican corporation was formed and named CinemaStar Luxury Theaters, S.A. de C.V. ("CinemaStar Mexico"). The Company obtained a 75% interest in CinemaStar Mexico. The remaining 25% ownership interest is held by Atlantico y Asociados S.A. de C.V., a Mexican corporation. The Company has loaned as of March 31, 1997 a total of $566,104 to CinemaStar Mexico since its formation pursuant to a promissory note bearing interest at an annual rate of 8%. All interest and principal on such note is due in July 1999. The Company believes that the terms of such note are more favorable than CinemaStar Mexico could receive from a third party lender.

    The Company has entered into a Finders Fee Agreement, dated September 11, 1993, with Jon Meloan, the Company's General Counsel and Secretary, pursuant to which Mr. Meloan is entitled to receive a fee of 4.5% of all funds raised through Mr. Meloan's sources. The Finders Fee Agreement was terminated on May 24, 1995. No fees were paid to Mr. Meloan pursuant to such agreement. In March 1995, the Company entered into a finder's fee agreement with Robert Bailey pursuant to which the Company agreed to pay a fee of 5% to Mr. Bailey for all funds raised from Mr. Bailey's sources. Mr. Bailey has agreed to pay Jon Meloan 32% of any fees Mr. Bailey receives from the Company. No fee will be payable to Mr. Meloan or Mr. Bailey in connection with any portion of the Financing Proposal.

    In January 1996, the Company borrowed $450,000 from Alan Grossberg pursuant to a short-term note payable. At March 31, 1996, the outstanding balance was $320,000, which amount was repaid in full in April 1996.

    In April 1996, John Ellison, Jr. and Russell Seheult jointly obtained a personal line of credit with Union Bank of California. From April 1996 until June 1997, Mr. Seheult and Mr. Ellison borrowed funds under the line of credit and advanced such funds to the Company. Pursuant to an arrangement between the Company and Union Bank, payments on the loan were made directly to Union Bank by the Company. In early June 1997, such line of credit was not renewed by Mr. Ellison and Mr. Seheult and, as a result, Union Bank debited the Company's account at Union Bank for approximately $99,000, the outstanding principal balance of the line of credit as of the date of termination. On June 19, 1997, Messrs. Ellison and Seheult entered into a Business Note with Union Bank in the aggregate principal amount of $99,000, the proceeds of which were advanced to the Company. Such note bears interest at a rate of 10.25% per annum and calls for 60 equal payments of interest and principal of approximately $2,100 per
month.   The Company makes monthly payments on such note directly to Union Bank.
As of September 30, 1997, the outstanding balance of principal and interest on such note was $94,863.15.

    Pursuant to the terms of a Loan Agreement, dated April 1, 1996, between the Company and John Ellison, Jr., the Company agreed to loan the sum of $1,000 per week to Mr. Ellison commencing on Friday, April 5, 1996. As of September 30, 1997, the outstanding balance of principal and interest on such loan was $82,607.34. Such loan bears interest at a rate of 8% per annum and matures in March 2002.

    The Company made loans in the principal amount of $19,500 to Jon Meloan from July 1996 through February 1997. As of March 31, 1997, Mr. Meloan executed a promissory note, dated March 31, 1997, in the principal amount of $21,095.98 which represents the total principal amount of such loans with accrued interest at a rate of 8% per annum through the date of such note. Such Note is due and payable in full on August 15, 1998. As of September 30, 1997, the outstanding balance of principal and interest on such note was $21,259.93. In addition, the Company has guaranteed the obligations of Jon Meloan with respect to a loan in the aggregate principal amount of $22,500 made by North County Bank to Mr. Meloan.

                     EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

    The following table sets forth information concerning compensation of the chief executive officer and all other executive officers of the Company whose salary and bonus exceeded an annual rate of $100,000 during the fiscal year ended March 31, 1997:



                                                     SUMMARY COMPENSATION TABLE

                                                                                                                Long Term
                                                                                                                Compensation
                                                                  Annual Compensation                           Awards
                                          ------------------------------------------------------------------    -------------------

Name and                                                                                 All Other             Securities
Principal Position                                                                       Annual                Underlying
------------------                       Year            Salary            Bonus         Compensation          Options/SARs
                                         ----            ------            -----         ------------

John Ellison, Jr. . . . . . . . . . . .  1997            $181,944          $50,000           --- (1)                  -0-
President and Chief Executive            1996            $167,620          $50,000           --- (1)                  -0-
Officer                                  1995            $160,792          $50,000           --- (1)                 88,125


Alan Grossberg  . . . . . . . . . . . .  1997            $182,640(2)       $30,000           --- (1)                  -0-
Acting Chief Financial Officer and       1996            $196,263(3)       $15,000           --- (1)                  -0-
Executive Vice President                 1995            $168,939(4)       $15,000           --- (1)                 88,125


Jerry Willits . . . . . . . . . . . . .  1997            $ 88,935          $15,000           --- (1)                  -0-
Vice President                           1996            $ 77,500          $ 7,500           --- (1)                  -0-
                                         1995            $ 66,200          $   -0-           --- (1)                 11.750


--------------------------

(1) Perquisites and other personal benefits did not in the aggregate reach the lesser of $50,000 or 10 percent of the total of annual salary and bonus reported in this table for any named executive officer.
(2) Includes $40,000 paid to Mr. Grossberg pursuant to the terms of a Film Booking Agreement pursuant to which Mr. Grossberg previously provided film booking services to the Company.
(3) Includes $52,000 paid to Mr. Grossberg pursuant to the terms of a Film Booking Agreement pursuant to which Mr. Grossberg previously provided film booking services to the Company.
(4) Includes $34,500 paid to Mr. Grossberg pursuant to the terms of a Film Booking Agreement pursuant to which Mr. Grossberg previously provided film booking services to the Company.

EMPLOYMENT AND CONSULTING AGREEMENTS

    Effective August 25, 1994, the Company entered into five-year employment agreements with each of Messrs. Ellison, Grossberg and Willits, pursuant to which their base salaries are currently $216,817 and $217,646 and $90,750 respectively, subject to annual increases of 10%, 12% and 10% respectively. In addition, Messrs. Ellison, Grossberg and Willits are entitled to receive an annual bonus for each year of their respective employment. Mr. Ellison and Mr. Grossberg's bonuses equal five percent of the Company's net income (before payment of income taxes or bonuses to executive officers) over $2 million, if any, which shall be paid quarterly based on annualized results. Mr. Willits' bonus will equal two percent of net income (before payment of income taxes or bonuses to executive officers) of income over $2 million, if any, which shall be paid quarterly based on annualized results. In addition, if the Company has net income (before payment of income taxes, but after payment of other bonuses to executive officers) in any year over $7 million, there will be an additional payment of $500,000 to each of Mr. Ellison and Mr. Grossberg and $200,000 to Mr. Willits. No bonuses have been paid to date pursuant to such bonus formulas. Each of Messrs. Ellison, Grossberg and Willits also receive an automobile allowance of up to $650 per month. The Company has also agreed to pay maintenance, gasoline (to the extent the usage is business-related), and cellular telephone service for such automobile. Additionally, the employment agreements also give Messrs. Ellison, Grossberg and Willits the right to participate in any and all group, life, disability, income, health or accident insurance programs applicable to any personnel of the Company, subject only to the eligibility restrictions of such programs. Messrs. Ellison and Grossberg are also entitled, at the Company's expense, to a disability income insurance policy covering each which provides for a monthly payment (in the event of a disability) of at least $10,000. In the event that Mr. Ellison or Mr. Grossberg is terminated or is not reelected or appointed as a director or executive officer of the Company for any reason other than for an uncured breach of his obligations under the employment agreement or his conviction of a felony involving moral turpitude, he shall have the right to receive his annual salary and bonuses for the remainder of the term of the contract. In December 1995, the Employment Agreements of each of Messrs. Ellison and Grossberg were extended for a period of five years commencing December 5, 1996. Pursuant to such amendments, Mr. Grossberg's base salary was increased by $52,000 per year and his separate agreement to provide film booking services to the Company (described below) was terminated.

    In August 1994, Alan Grossberg entered into a Film Booking Agreement pursuant to which he has agreed to provide film booking and licensing services to the Company for five years at an annual fee $52,000 per year. The contract was assignable by Mr. Grossberg to any entity owned or controlled by Mr. Grossberg, The Company believes that the terms of the Film Booking Agreement were at least as favorable to the Company as would be available to the Company in a third-party transaction. Effective December 5, 1996, the Film Booking Agreement was terminated.

OPTION GRANTS DURING FISCAL 1997

    No stock options were granted to the officers identified in the Summary Compensation Table during the fiscal year ended March 31, 1997.

Option Exercises in Fiscal 1997 and Year-End Option Values

    The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 1997 by the officers named in the Summary Compensation Table:

                     OPTION EXERCISES AND YEAR-END VALUE TABLE(1)



                                                 Number of                Value of Unexercised
                   Shares                   Unexercised Options           In-the-Money Options
                  Acquired                   at Fiscal Year End           at Fiscal Year End(2)
                     on       Value      ---------------------------   ---------------------------
     Name         Exercise   Realized     Exercisable   Unexercisable   Exercisable   Unexercisable
    ----         --------   --------     -----------   -------------   -----------   -------------
John Ellison, Jr.     0        $0           88,125            0          $-0-             $0

Alan Grossberg        0        $0           88,125            0          $-0-             $0

Jerry Willits         0        $0           11,750            0          $-0-             $0

__________________________

(1) There were no option exercises during fiscal 1997.
(2) Valued based on an assumed price of $1.00 per share of Common Stock.


    In July 1994, the Company adopted the CinemaStar Luxury Theaters, Inc.
Stock Option Plan (the "Option Plan") under which a maximum of 587,500 shares of Common Stock of the Company may be issued pursuant to incentive and non-qualified stock options granted to officers, key employees or consultants of the Company.

    The Option Plan is administered by the Board of Directors or, in the discretion of the Board of Directors, by a committee of not less than two individuals, each of whom must be a disinterested member of the Board of Directors, with authority to determine employees to whom options will be granted, the timing and manner of grants of options, the exercise price, the number of shares covered by and all of the terms of options, and all other determinations necessary or advisable for administration of the Option Plan.

    The purchase price for the shares subject to any incentive stock option granted under the Option Plan shall not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date the option is granted. No option shall be exercisable after the earliest of the following: the expiration of 10 years after the date the option is granted; three months after the date the optionee's employment (if the optionee is an employee of the Company) with the Company terminates, if termination is for any reason other than permanent disability or death; or one year after the date the optionee's employment (if the optionee is an employee of the Company) terminates, if termination is a result of death or permanent disability. Unless sooner terminated by the Board of Directors, the Option Plan expires on December 31, 2003.

                                SHAREHOLDER PROPOSALS

    Pursuant to the provisions of the Company's Bylaws, shareholders who desired to present proposals for action at the Meeting were required to provide written notice containing, among other things, a reasonably detailed description of such shareholder's proposal, no later than the close of business on the tenth
(10th) day following the date on which the first public disclosure (whether by mailing of a notice to shareholders, press release or otherwise) of the date of the Meeting was made. No such notices were received by the Company.

    Shareholders who wish to present proposals for action at the next Annual Meeting of Shareholders of the Company should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than November 24, 1997, for inclusion in the proxy statement and proxy card for the next Annual Meeting of Shareholders of the Company.

                                    OTHER MATTERS

    The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                         ANNUAL REPORT AND QUARTERLY REPORTS

    A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997 and a copy of any Quarterly Reports on Form 10-QSB for any quarterly periods for which such forms have been filed subsequent to the end of fiscal 1997, each as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to CinemaStar Luxury Theaters, Inc., 431 College Boulevard, Oceanside, California 92057,
Attention: Alan Grossberg. If Exhibit copies are requested, a copying charge of $.20 per page will be made.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             Jon Meloan
                             Vice President, Secretary and General Counsel

Oceanside, California
November 17, 1997


SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                      APPENDIX A

                               STOCK PURCHASE AGREEMENT


    THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of September 23, 1997, by and among CinemaStar Luxury Theaters, Inc., a California corporation (the "COMPANY"), Reel Partners, L.L.C., a Delaware limited liability company ("LENDER"), and CinemaStar Acquisition Partners, L.L.C., a Delaware limited liability company (the "BUYER").

                                       RECITALS


    A. Contemporaneously with the execution of this Agreement, Lender is loaning to the Company the aggregate principal amount of Three Million Dollars ($3,000,000) (the "BRIDGE LOAN"), pursuant to the terms and conditions of that certain Convertible Secured Promissory Note (the "NOTE"), dated the date hereof, issued to Lender by the Company, which Note is, at the option of the holder thereof, convertible into one share of Common Stock (as hereinafter defined) for each dollar of such Bridge Loan (the "CONVERSION SHARES"). As part of the Bridge Loan, the Company has issued to Lender (i) a warrant (the "FIRST BRIDGE WARRANT") to purchase Three Million (3,000,000) shares of Common Stock, no par value, of the Company (the "COMMON STOCK"), subject to adjustment and on the terms and conditions set forth in that certain Warrant to Purchase Common Stock, dated the date hereof, issued to Lender by the Company (the "FIRST WARRANT SHARES") and (ii) a warrant (the "SECOND BRIDGE WARRANT") to purchase One Million Five Hundred Thousand (1,500,000) shares of Common Stock, subject to adjustment and on the terms and conditions set forth in that certain Warrant to Purchase Common Stock, dated the date hereof, issued to Lender by the Company (the "SECOND WARRANT SHARES") which Second Bridge Warrant shall be canceled upon the Closing (as hereinafter defined) or if this Agreement is terminated by the Company in connection with SECTION 8(K)(i)(4) hereof.

    B. Subject to the terms and conditions herein, Buyer, an affiliate of Lender, hereby desires to purchase from the Company, and the Company hereby desires to issue and sell to Buyer, 17,684,464 shares of Common Stock (the "SHARES"), at a purchase price of eighty four and eight thousand two hundred and two ten thousandths Cents ($.848202) per share, for an aggregate purchase price of Fifteen Million and 00/100th Dollars ($15,000,000) and warrants (the "PURCHASE WARRANT") exercisable for 1,630,624 shares of Common Stock (the "PURCHASE WARRANT SHARES") at an exercise price of eighty four and eight thousand two hundred and two ten thousandths Cents ($.848202) per share, for an aggregate exercise price of One Million Three Hundred Eighty Three Thousand Ninety Eight and 54/100ths Dollars ($1,383,098.54) (collectively, the "PURCHASE"). Subsequent to the consummation of the foregoing sale of shares of Common Stock and Purchase Warrant, subject to the terms and conditions herein, the Company may issue to Buyer additional shares of Common Stock (in an amount to be determined as set forth herein) as consideration for the decreased value of the Shares resulting from certain expenses, liabilities and operating losses of the Company incurred and/or discovered and/or disclosed after August 31, 1997 (the "ADJUSTMENT SHARES").

    C. In addition to the issuance of the First Bridge Warrant and the Second Bridge Warrant to Lender, the Company is issuing to Buyer upon execution of this Agreement a warrant (the "SIGNING WARRANT") to purchase One Million (1,000,000) shares of Common Stock, subject to adjustment and on the terms and conditions set forth in that certain Warrant to Purchase Common Stock, dated the date hereof, issued to Buyer by the Company (the "SIGNING WARRANT SHARES") as consideration for Buyer executing and delivering this Agreement on the date hereof.


                                      AGREEMENTS

    In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows (the Recitals to this Agreement being incorporated herein by this reference thereto):

    1.   AUTHORIZATION AND SALE OF SHARES, WARRANT SHARES AND ADJUSTMENT
SHARES.

         (a) AUTHORIZATION OF SHARES AND WARRANT SHARES. At or prior to Closing, the Company shall duly authorize the issuance and sale of the Shares. At or prior to the Closing, the Company shall have duly authorized and reserved for issuance the Conversion Shares, the First Warrant Shares, the Second Warrant Shares, the Signing Warrant Shares, the Purchase Warrant Shares and the Adjustment Shares (the First Warrant Shares, the Second Warrant Shares, the Signing Warrant Shares and the Purchase Warrant Shares may be collectively referred to as the "WARRANT SHARES").

         (b) SALE OF SHARES AND PURCHASE WARRANTS. Subject to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the parties set forth herein, at the Closing the Company shall issue and sell to Buyer, and Buyer shall purchase from the Company, the Shares and Purchase Warrant, free and clear of any liens, taxes, restrictions and charges which result from actions taken by the Company and other than those imposed in accordance with applicable laws, for an aggregate purchase price of Fifteen Million One Thousand and 00/100ths Dollars ($15,001,000) (the "PURCHASE PRICE"), or $15,000,000 for the Shares and $1,000 for the Purchase Warrant. The number of Warrant Shares exercisable under the Purchase Warrants is subject to adjustment and other terms and conditions set forth in the Purchase Warrants.

         (c) ISSUANCE OF NOTE, FIRST BRIDGE WARRANT, SECOND BRIDGE WARRANT AND SIGNING WARRANT. Contemporaneously with the execution of this Agreement, the Company shall issue and deliver to Lender the Note, the First Bridge Warrant and the Second Bridge Warrant, and to Buyer the Signing Warrant. The number of Warrant Shares exercisable under the First Bridge Warrant, the Second Bridge Warrant and the Signing Warrant is subject to adjustment and the other terms and conditions set forth in the First Bridge Warrant, the Second Bridge Warrant and the Signing Warrant, respectively.

         (d) CLOSING. The consummation of the purchase and sale of the Shares and the Purchase Warrants pursuant to this Agreement (the "CLOSING") shall take place in the office of Katten Muchin & Zavis, Los Angeles, California, at a time and date to be agreed upon by the parties, which, unless otherwise agreed, shall be no later than five (5) business days after the satisfaction or waiver of the conditions set forth in SECTIONS 5 AND 6 (the "CLOSING DATE").

         (e) CLOSING DELIVERIES. At the Closing, (i) Buyer shall pay the Purchase Price to the Company by wire transfer of immediately available funds in accordance with the Company's written wire instructions, (ii) the Company shall deliver to Buyer a certificate in form acceptable to Buyer, duly executed by the Company and registered in the name of Buyer, representing the Shares (the "CERTIFICATE"), (iii) the Company shall deliver to Buyer the Purchase Warrant substantially in the form attached as Exhibit 1(e), duly executed by the Company, and (iv) the parties shall deliver to each other the other agreements and documents required to satisfy the conditions set forth in SECTIONS 5 AND 6.

    2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to Lender and Buyer as follows, as of the date hereof and, with respect to Buyer, as of the Closing Date or as to such other date as expressly provided for herein (provided that the Company shall be obligated to update Buyer and Lender with respect to any information of which it becomes aware prior to the Closing which would alter any such representation or warranty):

         (a) ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries (a complete list of which, along with the record and beneficial ownership of such subsidiaries, is set forth in SCHEDULE 2(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary.

         (b) AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS. Except as set forth on SCHEDULE 2(b), (i) the Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Note, the First Bridge Warrant, the Second Bridge Warrant, the Signing Warrant and the

Purchase Warrant (the First Bridge Warrant, the Second Bridge Warrant, the Signing Warrant and the Purchase Warrant may be collectively referred to as the "WARRANTS"), and the Shares, the Warrant Shares, the Conversion Shares, the Purchase Warrant Shares and the Adjustment Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note and the Warrants, the reservation for issuance and the issuance of (a) the Warrants Shares issuable upon exercise of the Warrants and (b) the Conversion Shares issuable upon conversion of the Note, and the issuance of the Adjustment Shares upon the determination of the Adjustment Shares, have been duly authorized by all necessary corporate action on the part of the Company,
(iii) this Agreement, the Note and the Warrants have been duly and validly executed and delivered by the Company, and (iv) this Agreement, the Note and the Warrants constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. Notwithstanding anything to the contrary contained herein, the issuance of the Shares, the Warrant Shares, the Conversion Shares and the Adjustment Shares will not be authorized for issuance unless and until the shareholders of the Company approve the Amendment (as hereinafter defined) and to that extent the Company will not have the requisite corporate power and authority to issue such Shares, Warrant Shares, Conversion Shares and Adjustment Shares.

         (c) CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (x) 15,000,000 shares of Common Stock, of which as of the date hereof, 8,019,182 shares are issued and outstanding, 587,500 shares are reserved for issuance pursuant to the Company's stock option plans, and 6,605,636 shares are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (y) 100,000 shares of Preferred Stock, of which 25,000 are designated Series A Convertible Preferred Stock and none of which are issued and outstanding. Except as disclosed in SCHEDULE 2(c), all of such outstanding shares have been, or upon issuance will be, validly issued and are, or will be, fully paid and nonassessable. Except as disclosed in SCHEDULE 2(c), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered by the Company. Except as disclosed in SCHEDULE 2(c) and except as contemplated hereunder, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act, and (iv) there are no outstanding securities of the Company or its subsidiaries which contain any redemption or similar provisions and there are not any contracts, commitments, understandings or arrangements which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or its subsidiaries. Except as disclosed in SCHEDULE 2(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Note, the Shares, the Warrants, the Warrant Shares, the Conversion Shares or the Adjustment Shares as described in this Agreement. The Company has furnished to Buyer true and correct copies of the Company's Articles of Incorporation, as amended (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as amended (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

         (d) ISSUANCE OF SECURITIES. Immediately following the issuance of the Note and the First Bridge Warrant, the Second Bridge Warrant and the Signing Warrant, and assuming shareholder approval of the Amendment had been obtained as of the date hereof, the authorized capital stock of the Company would consist of 60,000,000 shares of Common Stock, of which 8,019,182 shares would be issued and outstanding, 587,500 shares would be reserved for issuance pursuant to the Company's stock option plans, and 17,590,695 shares would be reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock (including 3,000,000 shares of Common Stock reserved for issuance upon conversion of the Note and 4,500,000 shares reserved for issuance upon exercise of the First Bridge Warrant and the Second Bridge Warrant and 1,000,000 shares reserved for issuance upon exercise of the Signing Warrant). Immediately following the Closing and assuming no exercise of outstanding warrants or options, no conversion of the Note and no issuance of Adjustment Shares, the authorized capital stock of the Company will consist of 60,000,000 shares of Common Stock, of which 25,703,646 shares will be issued and outstanding, 587,500 shares will be reserved for issuance pursuant to the Company's stock option plans, 19,904,615 shares will be reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock (including 5,630,624 shares reserved for issuance upon exercise of the Warrants other than the Second Bridge Warrants), and 10,000,000 shares will be reserved for issuance as Adjustment Shares.

         (e) NO CONFLICTS. Except as disclosed in SCHEDULE 2(e), the execution, delivery and performance of this Agreement, the Note and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and the reservation for issuance of the Shares, the Warrant Shares, the Conversion Shares and the Adjustment Shares) will not (i) subject to shareholder approval of the Amendment, result in a violation of the Articles of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or, assuming compliance with the conditions set forth in this Agreement and subject to the receipt of requisite shareholder approval, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in SCHEDULE 2(e), neither the Company nor its subsidiaries is in violation of any term of or in default under the Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity. Except as disclosed in SCHEDULE 2(e), the Company is not in violation of the listing requirements of the Nasdaq SmallCap Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted from Nasdaq in the foreseeable future. Except as disclosed in SCHEDULE 2(e), the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

         (f) NO CONSENT. No consent, approval, order or authorization of, or registration, declaration or filing with, any government authority or instrumentality or any private third party is required by or with respect to the Company in connection with the execution and delivery of this Agreement, the Note or the Warrants or the consummation of the transactions contemplated hereby or thereby, except (i) as set forth on SCHEDULE 2(f), (ii) the filing (the "HSR FILING") of the notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), and the expiration of any waiting period required thereunder, (iii) the receipt by the Company of a permit pursuant to California Corporations Code Section 25116 (the "USURY PERMIT") to exempt the issuance to Buyer of the Note, the First Bridge Warrant and the Second Bridge Warrant from the provisions of California usury laws (which has been obtained and is in effect as of the date hereof), (iv) the filing of the Amendment with the California Secretary of State, (v) the filing of the Proxy Statement (as hereinafter defined) with the Securities Exchange Commission ("SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "1934 ACT"), (vi) the filing of a Form 8-K with the SEC with respect to the transactions contemplated hereby, and (vii) such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws.

         (g) SEC DOCUMENTS. Since February 7, 1995, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyer or its representative true and complete copies of the SEC Documents as of their respective filing dates.
As of their respective dates, and with respect to the Form 10-KSB filed with respect to the Company's fiscal year ended March 31, 1997, as of the date hereof and the date of Closing, the SEC Documents complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed in SCHEDULE 2(g), as of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

         (h) FINANCIAL STATEMENTS. Except as disclosed in SCHEDULE 2(h), the audited, consolidated balance sheets at March 31, 1997, 1996, and 1995 of the Company and its subsidiaries and their related consolidated statements of operations, stockholders equity and cash flows, for each of the years then ended, including the related notes to consolidated financial statements and auditors' reports thereon (the "CONSOLIDATED FINANCIAL STATEMENTS") provided to Buyer prior to the date hereof: (i) are complete and correct in all material respects and are consistent with the books and records of the Company and its subsidiaries; (ii) present fairly on a GAAP (as hereinafter defined) basis the consolidated financial condition of the Company at the dates thereof and represent fairly the results of operations and cash flows for each of the years then ended; and (iii) have been prepared in conformity with generally accepted accounting principles ("GAAP") applied consistently with respect to the immediately preceding fiscal year, except as set forth in the notes to the Consolidated Financial Statements or in the auditors' reports thereon. The unaudited, consolidated balance sheet at June 30, 1997 of the Company and its subsidiaries and related consolidated statements of operations and cash flows for the three (3) months then ended: (i) are complete and correct in all material respects and are consistent with the books and records of the Company and its subsidiaries; and (ii) have been prepared in conformity with GAAP, applied consistently with Consolidated Financial Statements, subject to normal year-end adjustments.

         (i)  ABSENCE OF CERTAIN CHANGES.  Except as disclosed in SCHEDULE
2(i), since June 30, 1997, the Company and its subsidiaries have, in all material respects, conducted their respective businesses in the ordinary course of business consistent with past custom and practices and have incurred no material liabilities other than in the ordinary course of business consistent with past custom and practice and there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company or its subsidiaries, other than the Liabilities, Expenses and Operating Losses (each as hereinafter defined) set forth on EXHIBIT 4(w).

         (j)  ABSENCE OF LITIGATION AND ORDERS.  Except as disclosed in
SCHEDULE 2(j), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or materially affecting the Company, any of its subsidiaries or any of their respective assets. Except as disclosed in
SCHEDULE 2(j), there are no outstanding orders, judgments, injunctions, awards or decrees of any such bodies or entities against the Company or its subsidiaries.

         (k) ARM'S LENGTH TRANSACTIONS. The Company acknowledges and agrees that Buyer and Lender are acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that neither Lender nor Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Buyer, Lender or any of their representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to their respective acquisition of the Note, the Shares, the Warrants, the Warrant Shares, the Conversion Shares and the Adjustment Shares. The Company further represents to Buyer and Lender that the Company's decision to enter into this Agreement has been based on the independent evaluation by the Company and its representatives.

         (l)  NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR
CIRCUMSTANCES. Except as disclosed in SCHEDULE 2(l), no material event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, which has not been publicly announced to the extent required by applicable state or federal securities laws and disclosed in writing to the Buyer and Lender other than (i) the Liabilities, Expenses and Operating Losses set forth on
EXHIBIT 4(w); (ii) obligations under this Agreement and (iii) subject to the provisions of SECTION 4(s), liabilities or obligations of the Company incurred in the ordinary course of business and not in excess of $150,000 in the aggregate.

         (m) EMPLOYEE RELATIONS. Neither the Company nor any of its subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are satisfactory. The Company and its subsidiaries have complied in all material respects with all applicable laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining, social security and other taxes.

         (n) INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on SCHEDULE 2(n), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on
SCHEDULE 2(n), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

         (o) ENVIRONMENTAL LAWS. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

         (p) INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are disclosed in SCHEDULE 2(p). Except as disclosed in
SCHEDULE 2(p), neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

         (q)  COMPLIANCE WITH LAW.  Except for possible violations disclosed in
SCHEDULE 2(q) (to the extent that such violations have occurred), the business of the Company and its subsidiaries has been and is presently being conducted so as to comply in all material respects with all applicable federal, state, local and foreign governmental laws, rules, regulations and ordinances. Except as disclosed in SCHEDULE 2(q), the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         (r) INTERNAL CONTROLS. Except as disclosed in SCHEDULE 2(r), the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) transactions are recorded as necessary to permit proper accounting to the Company's film distributors pursuant to the agreements relating thereto. The Company has in existence and has had in existence at all times since the Company has been subject to the 1934 Act (i) a policy complying with the requirements of Section 21A(b)(1)(B) of the 1934 Act and (ii) a policy complying with the requirements of the Civil Rights Act of 1964, Title VII, 42 U.S.C. Section 2000e ET SEQ. and the California Fair Employment and Housing Act, Cal. Gov't Code, Section 12,900 ET SEQ.

         (s) AGREEMENTS. Attached as SCHEDULE 2(s) is a list which includes each agreement, lease and instrument (including any and all amendments thereto) to which the Company and its subsidiaries is a party as of the date hereof and which is or, immediately following the consummation of the transactions contemplated by this

Agreement, will be, material to the business, condition or results of operations of the Company, on a consolidated basis. Except as disclosed in SCHEDULE 2(s), each agreement and instrument listed therein is in full force and effect and constitutes a legal, valid and binding obligation of the Company and relevant subsidiary, and the Company or the relevant subsidiary is not in default or breach in any material respect of (with or without the giving of notice or the passage of time) any such material agreement or instrument. To the best of Company's knowledge, no other person is in default or in breach of (with or without the giving of notice of the passage of time) any such agreement or instrument. The Company has furnished to Buyer true and correct copies of all items set forth on SCHEDULE 2(s).

         (t) TAX STATUS. Except as set forth on SCHEDULE 2(t), the Company and each of its subsidiaries has timely made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. No audit or other administrative proceeding or court proceeding is presently pending with respect to any taxes or tax returns of the Company or its subsidiaries, and, to the knowledge of the Company, no such audit or proceeding is threatened.

         (u) CERTAIN TRANSACTIONS. Except as set forth on SCHEDULE 2(u), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors, all of which have been disclosed on SCHEDULE 2(s)), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner. The Company has furnished to Buyer true and correct copies of all items set forth on SCHEDULE 2(u).

         (v)  Intentionally omitted.

         (w) REGISTRATION STATEMENT; PROXY STATEMENT/PROSPECTUS. The registration statement (including any amendments or supplements thereto, the "REGISTRATION STATEMENT"), pursuant to which the Warrants, the Shares, Warrant Shares, Conversion Shares and/or Adjustment Shares will be registered with the SEC shall not, at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the 1933 Act, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements included therein not misleading. The proxy statement required in connection with the transactions contemplated by this Agreement to be sent to the stockholders of the Company in connection with the meeting of stockholders to be called to approve the Amendment (the "STOCKHOLDERS' MEETING") (such proxy statement as amended or supplemented is referred to herein as the "PROXY STATEMENT") shall not, on the date the Proxy Statement is first mailed to the Company's stockholders, at the time of the Stockholders' Meeting and at the time of Closing, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material affect necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders' Meeting which has become false or misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder. If at any time prior to the Closing any event relating to the Company, its subsidiaries, or any of their respective affiliates, officers or directors should be discovered by the Company which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, the Company will promptly inform Buyer and Lender.

         (x) STOCKHOLDER VOTE. Except as disclosed in SCHEDULE 2(x), no officer or director of the Company or any of its subsidiaries and no member of the management of Company has any actual knowledge that any stockholder of the Company currently intends not to vote to approve of this Agreement and the transactions contemplated hereby (including approval of the Amendment).

         (y) ILLEGAL PAYMENTS. Neither the Company nor any of its subsidiaries has made or committed to make any payments for illegal political contributions or made any bribes, kickback payments or other similar illegal payments to any person or entity.

         (z) EMPLOYEE BENEFIT PLANS. Except as set forth in SCHEDULE 2(z), neither the Company nor any Plan Affiliate (as hereinafter defined) has maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights under or with respect to any "EMPLOYEE PENSION BENEFIT PLAN" (as defined in Section 3(2) of ERISA, as hereinafter defined), "EMPLOYEE WELFARE BENEFIT PLAN" (as defined in
Section 3(1) of ERISA), "MULTI-EMPLOYER PLAN" (as defined in Section 3(37) of ERISA), plan of deferred compensation, medical plan, life insurance plan, long-term disability plan, dental plan or other plan providing for the welfare of any of the Company or its subsidiary's employees or former employees or beneficiaries thereof, personnel policy (including, but not limited to, vacation time, holiday pay, bonus programs, moving expense, reimbursement programs and sick leave) excess benefit plan, bonus or incentive plan (including, but not limited to, stock options, restricted stock, stock bonus and deferred bonus plans), salary reduction agreement, change-of-control agreement, employment agreement, consulting agreement or any other benefit, program or contract (collectively, "EMPLOYEE BENEFIT PLANS"), whether or not written or pursuant to a collective bargaining agreement, which could give rise to or result in the Company or such Plan Affiliate having any debt, liability, claim or obligation of any kind or nature, whether accrued, absolute, contingent, direct, indirect, known or unknown, perfected or inchoate or otherwise and whether or not due or to become due. Correct and complete copies of all Employee Benefit Plans previously have been furnished to the Buyer. The Employee Benefit Plans are in substantial compliance with governing documents and agreements and with applicable laws. As used herein, "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended. As used herein, with respect to any person (the "FIRST PERSON"), "PLAN AFFILIATE" shall mean any other person or entity with whom the First Person constitutes or has constituted all or part of a controlled group, or which would be treated with the First Person as under common control or whose employees would be treated or have been treated as employed by the First Person, under Section 414 of the Internal Revenue Code of 1986, as amended, and any regulations, administrative rulings and case law interpreting the foregoing.

         (aa) NO MISREPRESENTATION. None of the representations and warranties of the Company set forth in this Agreement, in any of the certificates, schedules, lists, documents, exhibits, or other instruments delivered, or to be delivered, to Buyer or Lender as contemplated by any provision hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company, there is no material fact which has not been disclosed to Buyer which materially adversely affects or could reasonably be anticipated to materially adversely affect its business or the Company's ability to consummate the transactions contemplated hereby.

         (ab) BOOKS AND RECORDS. The books of account, minute books, stock record books, and other records of the Company and each of its subsidiaries, respectively, all of which have been made available to the Buyer and Lender, are complete and correct in all material respects and have been maintained in accordance with sound business practices. Without limiting the generality of the foregoing, the minute books of the Company and each of its subsidiaries, respectively, contain complete and accurate records of all meetings held of, and corporate action taken by, the stockholders, the boards of directors, and committees of the boards of directors of the Company and each of its subsidiaries, respectively, and no meeting of any such stockholders, board of directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company and each of its subsidiaries, respectively.

         (ac) CONDITION AND SUFFICIENCY OF ASSETS. To the knowledge of the Company, the equipment and other tangible personal property used by the Company and each of subsidiaries, respectively, in the conduct of their respective business, and the heating, ventilation, and air-conditioning systems at each of the Company's and each of its subsidiaries', respectively, facilities, are in good operating condition and repair (ordinary wear and tear excepted), are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost, and are sufficient for the continued conduct of the their respective businesses immediately after the Closing in substantially the same manner as conducted prior to the Closing.

         (ad) RESTRICTIONS ON BUSINESS ACTIVITIES. There is no agreement, judgment, injunction, order or decree binding upon the Company or its subsidiaries or their properties (including, without limitation, their intellectual properties) which has or could reasonably be expected to have the effect of prohibiting or materially impairing any material current or currently proposed business practice of the Company, any acquisition of material property by the Company or the conduct of business by the Company as currently conducted or as proposed to be conducted by the Company.

         (ae) TITLE. The Company and its subsidiaries have good, valid and marketable title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its properties and assets (whether real, personal or mixed, and whether tangible or intangible), necessary for the conduct of its business, free and clear of any liens or encumbrances except as reflected in SCHEDULE 2(ae) and except for liens for taxes not yet due and payable.

         (af) BROKERS' AND FINDERS' FEES.  Except as disclosed in
SCHEDULE 2(af), the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         (ag) BANK ACCOUNTS. SCHEDULE 2(ag) attached hereto contains a complete and accurate list of each bank at which the Company and each of its subsidiaries, respectively, has an account or safe deposit box, the number of each such account or box, and the names of all persons authorized to draw on such accounts or to have access to such boxes.

         (ah) CHANGE OF CONTROL PAYMENTS. Except as set forth on SCHEDULE 2(ah), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director, officer or employee of the Company or any of its subsidiaries from the Company or any of its subsidiaries, under any Employee Benefit Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Employee Benefit Plan, or
(iii) result in the acceleration of the time of payment or vesting of any such benefits.

         (ai) BOARD APPROVAL. The Board of Directors of the Company has, on or prior to the date hereof, unanimously approved this Agreement and the issuance of the Note, the Shares, the Warrants, the Warrant Shares, the Conversion Shares and the Adjustment Shares and all of the transactions contemplated hereby or thereby. Prior to the execution hereof, the Company has delivered to Buyer and Lender a complete and accurate copy of resolutions of the Board of Directors relating to the approval of this Agreement and the transactions contemplated hereby, certified by the Secretary of the Company.

     3.  LENDER'S AND BUYER'S REPRESENTATIONS AND WARRANTIES.

         Each of Buyer and Lender represents and warrants to the Company as follows, as of the date hereof and as of the Closing Date:

         (a) ORGANIZATION AND POWER. Lender is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, and has requisite power to own its properties and to carry on its business as now being conducted. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware, and has the requisite power to own its properties and to carry on its business as now being conducted. SCHEDULE 3(a) contains a complete and accurate list of each member and "controlling person" of Buyer and each member and "controlling person" of Lender.

         (b) AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of each of Buyer and Lender and is a valid and binding agreement of each of Buyer and Lender enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.


         (c) REGISTRATION STATEMENT; PROXY STATEMENT/PROSPECTUS. The information supplied by Buyer and Lender for inclusion in the Registration Statement, as set forth in any writing supplied by Buyer, Lender or any of their respective legal counsel for the purpose of inclusion in the Registration Statement, shall not at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act of 1933, as amended (the "1933 ACT"), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such statements therein, in light of the circumstances under which they are made, not misleading. The information supplied by or concerning Buyer or Lender or their respective agents or representatives for inclusion in the Proxy Statement, as set forth in any writing supplied by Buyer, Lender or any of their respective legal counsel for the purpose of inclusion in the Proxy Statement, shall not, on the date the Proxy Statement is first mailed to the Company's stockholders, at the time of the Stockholders' Meeting and on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders' Meeting which has become false or misleading. If at any time prior to the Closing Date any event relating to the Buyer, Lender or any of their respective affiliates, officers or directors should be discovered by the Buyer or Lender, which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, the Buyer or Lender shall promptly inform the Company. Notwithstanding the foregoing, neither the Buyer nor Lender makes any representation or warranty with respect to any information supplied by or concerning the Company or its subsidiaries or any of their respective officers, directors or affiliates which is contained in any of the foregoing documents.

         (d) NO CONFLICTS. The execution, delivery and performance of this Agreement by the Buyer and the Lender and the consummation by the Buyer and Lender of the transactions contemplated hereby (including the acceptance of the Note and the Warrants by Lender and the conversion and/or exercise thereof) will not (i) result in a violation of the respective Certificate of Formation or Operating Agreement of the Buyer and the Lender or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Buyer, Lender or any of their respective subsidiaries is a party, or, assuming compliance with the conditions set forth in this Agreement, result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Buyer, Lender or any of their respective subsidiaries or by which any property or asset of the Buyer, Lender or any of their respective subsidiaries is bound or affected. Neither the Buyer, Lender nor their respective subsidiaries is in violation of any term of or in default under their respective charter documents, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Buyer, Lender or their respective subsidiaries. The business of the Buyer, Lender and their respective subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity.

         (e) NO CONSENT. No consent, approval, order or authorization of, or registration, declaration or filing with, any government authority or instrumentality or any private third party is required by or with respect to the Buyer or Lender in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except (i) the HSR Filing, if any, (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state security laws and (iii) the receipt of the Usury Permit.

         (f) NO MISREPRESENTATION. None of the representations and warranties of the Buyer or Lender set forth in this Agreement, in any of the certificates, schedules, lists, documents, exhibits, or other instruments delivered, or to be delivered, to the Company, if any, as contemplated by any provision hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

         (g)  BROKERS' AND FINDERS' FEES.  Except as disclosed in
SCHEDULE 2(af), neither the Buyer nor Lender has incurred, nor will either of them incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         (h) INVESTMENT REPRESENTATIONS. Each of Lender and Buyer hereby represents to the Company that (i) it is acquiring the Note, the Warrants and the Shares, as applicable, purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; and (ii) each of Lender and Buyer is an "ACCREDITED INVESTOR" as such term is defined under Rule 501 of the Securities Act of 1933, as amended, is able to bear the economic risk of an investment in the Note, the Warrants and the Shares being acquired by it, can afford to sustain a total loss on such investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment, and has had the opportunity to ask questions and receive such answers and information as has been requested by Lender and Buyer in order to make its investment decision.

         (i) FINANCING AVAILABLE. Buyer has sufficient available capital or binding commitments for such capital to enable it to fulfill its obligations under this Agreement and to consummate the transactions contemplated hereby.

         (j) NO NASD MEMBERSHIP. Except as set forth on SCHEDULE 3(a), neither Buyer, Lender, any of their respective associates or affiliates, nor any person appointed as a director pursuant to Section 6(r) of this Agreement, are
(i) members of the National Association of Securities Dealers, Inc. (the "NASD") or persons associated with a member of the NASD, (ii) owners of stock or other securities of any NASD member (other than securities purchased in the open market), or
(iii) lenders to any NASD member. For purposes of this subjection (j), the terms "member" and "person associated with a member" shall have the meanings ascribed to them in the By-Laws of the NASD.

         (k) PRIOR LITIGATION OR VIOLATIONS OF LAW. Neither Buyer, Lender, any person appointed as a director pursuant to Section 6(r) of this Agreement, nor any partner or member thereof nor any affiliate of any such person (i) has been convicted in a criminal proceeding during the past five years, or is the named defendant subject to a criminal proceeding which is presently pending,
(ii) was the subject of any court order, judgment or decree, not subsequently reversed, suspended or vacated, which permanently or temporarily enjoined or otherwise limited such person from any of the following activities: (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity, (B) engaging in any type of business practice, or (C) engaging in any activity in connection with the purchase or sale of any security of commodity or in connection with any violation of U.S. or foreign Federal or State securities laws or U.S. or foreign Federal commodities laws, (iii) has, during the past five years, been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. or foreign Federal or State authority barring, suspending or otherwise limiting for more than 60 days such person's right to engage in any of the activities described in (ii) above or such person's right to be associated with persons engaged in any such activities, (iv) has, during the past five years, been found by a court in a civil action or by the SEC or any similar non-U.S. regulatory authority to have violated any U.S. or non-U.S. Federal or State securities law and such judgment or finding has not subsequently been reversed, suspended or vacated, (v) has, during the past five years, been found by a court in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and such judgment or finding has not been subsequently reversed, suspended or vacated, (vi) is the subject of a pending indictment or a conviction within the past ten years of any crime or offense involving the purchase or sale of a security or arising out of such person's conduct as an underwriter, broker, dealer or investment advisor, (vii) is the subject of a pending proceeding for, or the entry during the past ten years of, a temporary or permanent injunction enjoining or restraining any such person with respect to conduct or practices in connection with the purchase or sale of securities, or involving the making of a false filing with the SEC or any state, or arising out of that person's conduct as an underwriter, broker, dealer or investment advisor, (viii) is the subject of an SEC or other non-U.S. regulatory administrative order still in effect imposing sanctions against such person in connection with the SEC's or any non-U.S. regulatory agency's authority to regulate the activities of broker-dealers and investment advisors or the naming of those persons as the cause of such an order, (ix) is the subject of a postal fraud order entered within the past five years or to a restraining order or preliminary injunction relating to postal fraud orders, (x) has been suspended or expelled from membership in a Canadian or U.S. securities exchange or from a Canadian or U.S. association of securities dealers because of conduct inconsistent with just and equitable principles of trade or (xi) is the subject of any currently effective state administrative enforcement order by any state administrator within the past five years in which fraud or deceit, including, but not limited to misrepresentations, was found.

     4.  ADDITIONAL AGREEMENTS.

         (a) BEST EFFORTS AND FURTHER ASSURANCES. Prior to the Closing, each of the parties to this Agreement shall each use its best efforts to effectuate the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to Closing under this Agreement (including resolution of any litigation prompted hereby). Prior to and after the Closing, each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby.

         (b) USE OF PROCEEDS. The Company will use the proceeds of the Bridge Loan as set forth on EXHIBIT 4(b). The Company will use the proceeds from the sale of the Shares, the First Purchase Warrant and the Second Purchase Warrant to repay, immediately upon Closing, the Bridge Loan in full; to make certain capital expenditures related to the development and expansion of certain theaters; to retire certain indebtedness; for working capital; and for general corporate purposes.

         (c) RESERVATION OF WARRANT SHARES, CONVERSION SHARES AND ADJUSTMENT SHARES. Prior to the Closing, the Company shall use its best efforts to obtain shareholder approval to increase the authorized shares of

Common Stock and shall thereafter take all action necessary to at all times have authorized, and reserved for the purpose of issuance, (i) no less than the number of shares of Common Stock needed to provide for the issuance of the Shares, the Warrant Shares and Conversion Shares, and (ii) no less than 10,000,000 shares of Common Stock to provide for the issuance of the Adjustment Shares.

         (d) PROXY STATEMENT/REGISTRATION STATEMENT. As promptly as practicable after the execution of this Agreement, the Company shall prepare, and file with the SEC, the Proxy Statement, and the Company shall prepare and file with the SEC the Registration Statement; provided that it shall not be a condition to Closing that the Registration Statement shall have been filed prior to the Closing Date. The Company shall use its best efforts to have the Registration Statement declared effective as soon after the Closing Date as practicable and to keep such Registration Statement effective and current for a period of at least three (3) years. The Proxy Statement shall also include the recommendations of the Board of Directors of the Company in favor of the transactions contemplated by this Agreement which shall not be withdrawn, modified or withheld except in compliance with the fiduciary duties of the Company's Board of Directors under applicable law.

         (e) MEETING OF STOCKHOLDERS. Promptly after the date hereof, the Company shall take all action necessary in accordance with California law and the Articles of Incorporation and Bylaws to convene the Stockholders' Meeting to be held as promptly as practicable, which Stockholders' Meeting shall occur no later than December 7, 1997. The Company shall prepare and submit to its stockholders the Proxy Statement in connection with the Stockholders' Meeting in accordance with applicable laws and SEC rules and regulations. If the SEC shall make written comments to the Proxy Statement, and by reason of such comments the Company is delayed in releasing a final Proxy Statement for a period in excess of ten business days (a "DELAYED PROXY"), the date for stockholder approval shall be extended to January 6, 1998 and the date for the Closing of the Purchase shall likewise be extended.

         (f) LISTING. Prior to the Closing, the Company's Common Stock shall be listed on Nasdaq and the issuance of the Shares, Warrant Shares, Conversion Shares and Adjustment Shares shall be listed on Nasdaq upon the effectiveness of the Registration Statement. Subsequent to the Closing Date, the Company shall maintain the Common Stock's authorization for quotation on Nasdaq. The Company shall promptly provide to Buyer and Lender copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on Nasdaq. The Company shall pay all fees and expenses in connection with satisfying its obligations under this SECTION 4(f).

         (g) TRANSACTIONS WITH AFFILIATES. So long as Buyer owns shares of Common Stock with an aggregate market value equal to or greater than $50,000, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "RELATED PARTY"), except for (i) employment and other arrangements and benefit programs as set forth in SCHEDULES 2(s) AND 2(z), (ii) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (iii) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. Notwithstanding the foregoing, the Company agrees that it will, prior to Closing, terminate, without damage or penalty to the Company, any agreement with its officers or directors which is not subject to subparagraph (i) above and involve the payment of money. For purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

         (h) CONDUCT OF THE BUSINESS. During the period from the date of this Agreement and continuing until the Closing, the Company agrees that:

              (i) The Company shall not issue, sell, transfer or otherwise dispose of or in any way encumber any shares of its capital stock (other than shares issuable upon exercise of existing options or warrants) or take any action inconsistent with the approval and consummation of this Agreement or the transactions contemplated hereby.

              (ii) The Company and its subsidiaries shall carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all reasonable efforts to preserve intact its present business organization, keep available the services of their present officers and employees and preserve their relationships with clients, customers, suppliers and others having business dealings with them, to the end that their goodwill and ongoing businesses shall not be impaired in any material respect at the Closing.

             (iii) The Company shall not undertake any action that will result in a breach, nor will it omit to take any action required in order to avoid a breach, of its representations, warranties and covenants hereunder.

              (iv) The Company shall promptly advise Buyer and Lender orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen, could have, a material adverse effect on the Company. The Company shall promptly make available copies of all filings made with any state, federal or local governmental entity in connection with this Agreement and the transactions contemplated hereby.

         (i)  NO SOLICITATION.

              (i) The Company shall immediately cease and cause to be terminated any existing discussions or negotiations with any persons conducted heretofore with respect to any merger, financing (other than any financing in the ordinary course of business consistent with previous practices not to exceed $100,000 in the aggregate and not involving the issuance of securities convertible into or exchangeable or exercisable for equity securities of the Company), consolidation, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transaction involving the Company or any of its subsidiaries, as the case may be (any of the foregoing inquiries or proposals other than the transactions contemplated hereby arising prior to the date hereof (whether initiated before or after the date hereof being referred to as an "ACQUISITION PROPOSAL").
Except for negotiations prior to the date hereof between the Company and Pacific Concessions, Inc. with respect to certain bridge financing of which Buyer is aware, from June 20, 1997 through the date hereof, and from the date hereof until the Closing Date or termination of this Agreement pursuant to the provisions of SECTION 8(k)(i) hereof (the "EXCLUSIVITY PERIOD"), the Company has not and shall not, directly or indirectly, through any of its officers, directors, employees, representatives or agents, initiate, solicit or encourage the initiation of, any inquiries or proposals regarding any Acquisition Proposal. Nothing contained in this SECTION 4(i) shall prevent the Board of Directors of the Company from considering, negotiating, approving and recommending to the stockholders of the Company a bona fide Acquisition Proposal, provided that the Board of Directors determines in good faith (upon advice of independent counsel) that it is required to do so in order to discharge properly its fiduciary duties, and provided further that any such action by the Board of Directors will give rise to the obligation of the Company to pay the Break Fee (as hereinafter defined) in the event the Company completes a transaction with a party other than Buyer as a result of such Acquisition Proposal.

              (ii) The Company shall immediately notify Buyer after receipt of any Acquisition Proposal, or any modification of or amendment to any Acquisition Proposal, or any request for non-public information relating to Company in connection with an Acquisition Proposal or for access to the properties, books or records of the Company by any person or entity that informs the Board of Directors of the Company that it is considering making, or has made, an Acquisition Proposal.

             (iii) The Company shall ensure that its officers, directors and employees and any investment banker or any other representative or adviser retained by it are aware of the restrictions imposed by this SECTION 4(i).

              (iv) The Company shall pay to Buyer a fee (the "NON-CLOSING BREAK FEE") of $600,000 within ten (10) days of the first to occur of any of the following (provided that the Closing has not occurred), which Non-Closing Break Fee is the Buyer's sole remedy with respect to the following:

                   (1) if the Closing does not occur other than as a result of the Buyer's breach of this Agreement.

              (v) The Company shall pay to Buyer a fee (the "EXCLUSIVITY BREAK FEE" and, together with the Non-Closing Break Fee, the "BREAK FEE") of $800,000 within ten (10) days of the following, which Exclusivity Break Fee is the Buyer's sole remedy with respect to the following:

                   (1) if this Agreement is terminated as a result of the Company's breach of any of the provisions of this SECTION 4(i); or

                   (2) if on or before the one (1) year anniversary of the date hereof, the Company consummates a transaction pursuant to an Acquisition Proposal arising prior to or during the Exclusivity Period with a party other than Buyer.

              (vi) Notwithstanding anything to the contrary contained in (iv) or (v) above, (1) in no event shall Buyer be entitled to receive both the Non-Closing Break Fee and the Exclusivity Break Fee, and (2) in addition to any payment of the Break Fee, nothing in this SECTION 4(i) shall limit (A) Buyer's right to seek indemnification under SECTION 7 of this Agreement from the Company with respect to claims made against Buyer by third parties (other than third parties engaged or retained by Buyer) or (B) Lender's right to seek indemnification under SECTION 7 of this Agreement from the Company due to a breach by the Company of the Note, the First Bridge Warrant, the Second Bridge Warrant or the Signing Warrant or otherwise in connection with the Bridge Loan. The parties acknowledge that the Break Fee represents the parties best estimate of what the Buyer's damages will be in the event of the Company's breach of the provisions of this SECTION 4(i) but that such damages will be difficult or impossible to determine at such time and that therefore, subject to the limitations in this SUBSECTION 4(i)(vi), the Break Fee shall constitute liquidated damages.

         (j) ACCESS. Prior to the Closing, the Company shall afford to Buyer, Lender, their respective counsel, accountants and other representatives, free and full access to all of the offices, facilities, properties, equipment, inventories, books, contracts, commitments, records, customer information, list of employees and records, and other relevant records of the Company during normal business hours and shall furnish such persons with all information (including financial and operating data) concerning the business, assets and financial condition of the Company as Buyer shall reasonably request, and the Company shall assist Buyer, Lender, their respective counsel, accountants and representatives, in their examination of such materials.

         (k) CONFIDENTIALITY. Buyer and Lender agree that any information or material that is obtained from the Company will be used solely by Buyer and Lender or their respective representatives for the purposes of evaluating the Company and its business in connection with the transactions contemplated hereby. Buyer and Lender agree that they will not disclose any information which it receives from the Company to any third party, except (i) as required by applicable law or legal process, (ii) as may be consented to in writing by the Company, (iii) as may be disclosed by Buyer and Lender to their respective representatives when such representative needs to know such information for the purposes of preparing for and evaluating the transactions contemplated hereby, or (iv) after such information has become or is generally available or has been disclosed to Buyer or Lender from sources other than the Company and not subject to a confidentiality agreement. Buyer and Lender agree that if the transaction contemplated hereby is not consummated for any reason, Buyer and Lender shall return or destroy all materials received from the Company or to the party furnishing such material.

         (l) LEGAL REQUIREMENTS. Prior to the Closing, each of Buyer and the Company shall take all reasonable actions necessary or desirable to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement (including furnishing all information required under the HSR Act and in connection with approvals of or filings with any governmental authority or instrumentality, and prompt resolution of any litigation prompted hereby) and will promptly cooperate with and furnish information to any party hereto necessary in connection with such requirements imposed upon any of them or their respective subsidiaries in connection with the consummation of the transactions contemplated by this Agreement, and will take all reasonable actions necessary to obtain (and will cooperate with the other parties hereto in obtaining) any consent, approval, order or authorization of, or any registration, declaration or filing with, any governmental authority or instrumentality or other public or private third party required to be obtained or made in connection with the taking of any action contemplated by this Agreement.

         (m) AMENDMENT TO ARTICLES OF INCORPORATION. At or prior to the Closing, the Company shall adopt and file with the Secretary of State of California an amendment to its Articles of Incorporation, increasing its authorized shares of Common Stock to 60,000,000 shares, in form acceptable to Buyer and Lender (the "AMENDMENT").

         (n) EXPENSES. Subject to the provisions of SECTION 8(k)(ii), all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Closing occurs; PROVIDED, HOWEVER, that prior to the date hereof Buyer had received from the Company, as partial compensation for such fees and expenses, 75,000 shares of newly-issued Common Stock.

         (o) BLUE SKY LAWS. The Company shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of the Note, the Shares, the Warrants, the Warrant Shares, the Conversion Shares and the Adjustment Shares pursuant hereto. Buyer and Lender shall, at the Company's expense, use its commercially reasonable efforts to assist the Company as may be necessary to comply with securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of the Shares, the Warrants, the Warrant Shares, the Conversion Shares and the Adjustment Shares pursuant hereto.

         (p)  Intentionally omitted.

         (q)  Intentionally omitted.

         (r) REDEEMABLE WARRANTS. The Company shall not initiate any actions with respect to its existing redeemable warrants without the prior written consent of the Buyer.

         (s) PROHIBITED PAYMENTS. Prior to the Closing, except for payments made in accordance with SCHEDULE 4(s), the Company shall obtain the written consent of the Buyer prior to making any payment, for indebtedness or otherwise, in excess of $5,000. Any consent of Buyer required by this Section 4(s) shall not be unreasonably withheld and any decision by Buyer regarding such consent shall be made by the close of business on the tenth (10th) business day following the day on which the Company has received written confirmation that delivery of such request has been received by Buyer. Failure of Buyer to approve or deny a request within such time period (provided the notice provisions have been complied with) shall automatically be deemed an approval of such request.

         (t) DIRECTOR EXPENSES. After the Closing, the Company shall reimburse any director designated by Buyer, as set forth in SECTION 6(r) hereof or otherwise, for all reasonable expenses incurred by such directors in executing their duties as members of the board of directors of the Company, including, with limitation, travel expenses (provided that any first or business class air travel must be approved by the Company in advance).

         (u) REQUIRED CONSENTS. Prior to the Closing, the Company shall exercise its commercially reasonable efforts in obtaining any consents or waivers which the Buyer deems necessary, in its sole and absolute discretion, for the consummation of the transactions contemplated hereby, including, without limitation, as may be necessary so as not to result in a default of any material contract or agreement.

         (v) SEC DOCUMENTS. Prior to and after the Closing, the Company shall, if requested by Buyer or Lender, amend its most recent SEC Documents, the Proxy Statement and/or the Registration Statement to reflect such changes as Buyer reasonably deems necessary or appropriate, to the extent such amendments relate to items not in existence or not known as of the date hereof. In addition, Buyer may suggest amendments to such documents, which the Company shall consider in good faith, if such amendments relate to items in existence and known as of the date hereof.


         (w)  ISSUANCE OF ADJUSTMENT SHARES.

              (i) for purposes of this Agreement, each of the following terms shall have the following meaning:

              "LIABILITIES" shall mean existing liabilities of the Company (whether or not contingent, whether or not liquidated in amount and whether or not disclosed) in existence at the Closing other than liabilities reflected on Exhibit 4(w). Liabilities include without limitation any liability, damages, costs, losses or expense relating to, arising from or incurred in connection with any cause of action based on actions or omissions occurring prior to the Closing regardless of when such cause of action may be asserted, and all expenditures for assets having a useful life in excess of one year (whether such expenditure is to be made pursuant to a contract in force at or before the time of Closing or, while not contracted for, has been reflected in any budget approved by the Company's board of directors or any committee thereof) to be used in the operations of theaters at San Bernardino or Tijuana.

              "EXPENSES" shall mean all expenses of the transactions contemplated by this Agreement to be paid by the Company hereunder, including, but not limited to, costs of the Registration Statement, the Proxy Statement, the Stockholder Meeting, the listing of the Shares, the Warrant Shares, the Conversion Shares and the Adjustment Shares on Nasdaq, one-half of the HSR Filing fee, legal and accounting fees and expenses, brokerage fees, the cost of a "fairness opinion" in excess of $50,000, and the costs of termination of all of the Company's contemplated but not yet operating sites other than San Bernardino, California and Tijuana, Mexico, to the extent such costs and expenses exceed $25,000.

              "OPERATING CASH FLOW" shall mean all cash flow from operations of the Company and its subsidiaries, determined in accordance in GAAP, for the period from August 31, 1997 through Closing, excluding any amounts of the Bridge Loan proceeds used in the Company's operations during that time.

              "THEATER OPERATING LOSSES" shall mean all negative operating cash flow incurred in connection with the Company's operations in Tijuana, Mexico and San Bernardino, California, including any costs of termination of such operations, if any, from the Closing Date to the earlier to occur of (i) with respect to each such operation, a sale by the Company of such operation (whether individually or in connection with any other sale of some or all of the assets or equity interests of the Company) and (ii) the third anniversary of the Closing; provided that, Operating Losses shall be measured only after the earlier of such events has occurred; and provided further that, for purposes hereof, Operating Losses shall include any losses on disposition of assets suffered by the Company in connection with any sale of either such operation.

              With respect to each of the above definitions, if an item is included in one then it shall not be included in another.

              (ii)  Intentionally omitted.

              (iii) Subsequent to the Closing, the Company shall issue to Buyer, as set forth in subparagraph (iv) below, additional shares (the "ADJUSTMENT SHARES") of Common Stock as consideration for the decreased value of the Shares to account for (W) Liabilities, (X) any negative Operating Cash Flow,
(Y) Expenses incurred and paid after August 31, 1997 and (Z) Theater Operating Losses (all amounts set forth items (W)-(Z) being collectively referred to as the "POST-CLOSING ADJUSTMENT AMOUNT").

              (iv) The number of Adjustment Shares issued shall be calculated as the difference, if any, between (I) the quotient obtained by dividing (A) $15,000,000 by (B) the difference between (t) $.848202 and (u) the quotient obtained by dividing (1) the amount of the Post-Closing Adjustment Amount by (2) 8,019,182 (such SUBSECTION (B) shall in no event be less than .01) and (II) 17,684,464. The determination of the Post-Closing Adjustment Amount and the Adjustment Shares, if any, shall be made from time to time (subject to the limitation with respect to Operating Losses set forth in the definition thereof) by the Company upon the delivery of a written request (a "Request") of the Buyer; provided that Buyer shall have the right to review any such determination. Any such determination shall be made within five (5) days of the delivery of the Request therefor and any delivery of Adjustment Shares shall be made within ten (10) days after the determination of the Adjustment Shares pursuant to a Request. The members of the Company's Board of Directors that are not designated by Buyer pursuant to Section 6(r) hereof shall make such determination. If Buyer and the Company do not agree on the number of Adjustment Shares to be issued, each party shall, at the Company's expense, mutually appoint Arthur Andersen & Company or another public accounting firm mutually agreed to by Buyer and the Company (the "DESIGNATED ACCOUNTANT") to resolve any disputes; provided that neither the Company, Lender or Buyer or their respective affiliates shall have engaged such accountants on any matters involving fees in excess of $100,000. The Designated Accountant shall make the determination of the correct number of Adjustment Shares within thirty (30) days of such Designated Accountant's appointment.

         (x) UNDISCLOSED EQUITY SECURITIES. In the event that, and whenever, the representation contained in the fourth sentence of PARAGRAPH 2(c) hereof proves to have been incorrect as of the Closing due to the existence as of the Closing Date of securities of the kind described in CLAUSE (i) thereof, Buyer shall be entitled to receive securities with terms identical to those whose existence gives rise to such right in an amount such that, following issuance to Buyer, Buyer shall have that number of shares or other units of such securities that when divided by the sum of (A) the number of such shares or other units whose existence gives rise to the adjustment in question and (B) the number of shares or other units of such securities issued to Buyer, yields a percentage equal to the percentage that the number of Shares equals to the total number of shares of Common Stock outstanding following the Purchase of the Shares.

    5.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL THE SHARES.

         The obligation of the Company hereunder to issue and sell the Shares and Purchase Warrant at the Closing (and the Adjustment Shares subsequent to the Closing) is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         (a) Buyer shall have executed this Agreement and delivered the same to the Company.

         (b) Simultaneously with the Closing, Buyer shall have delivered to the Company the Purchase Price by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

         (c) The representations and warranties of the Buyer shall be true and correct in all material respects; provided that, such representations and warranties shall be considered true and correct in all material respects unless all misrepresentations and breaches of warranty, taken in the aggregate, would be deemed important (though not necessarily dispositive) by a reasonable, prudent seller in making a decision whether or not to enter into an agreement to sell specified securities of the Company, and provided further that in determining the existence of any misrepresentation or breach of warranty any qualification for materiality contained in the representation or warranty in question shall be ignored, and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date. The Company shall have received a certificate, executed by the general partner of the Buyer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably required by the Company.

         (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, so long as none of the foregoing were initiated by the Company.

         (e) Any applicable waiting period under the HSR Act shall have expired or been terminated.

         (f) Buyer shall have delivered to the Company a certificate evidencing the organization and good standing of Buyer and each of its subsidiaries in the state of such entity's state of organization issued by the Secretary of State of the state of organization as of a date within ten (10) days of the Closing, and similar certificates of good standing from each jurisdiction in which such entities are qualified as foreign entities as of a date within ten (10) days of the Closing.

         (g) Buyer shall have delivered to the Company certified copies of its Certificate of Formation as in effect at the Closing.

         (h) The Company's shareholders shall have duly approved the Amendment, all in accordance with applicable laws and regulatory requirements.

         (i) No statute, rule, regulation, executive order, decree, injunction or restraining order shall have been enacted, promulgated or enforced (and not repealed, superseded or otherwise made inapplicable) by any court or governmental authority which prohibits the consummation of the Purchase (each party agreeing, at the Company's expense, to use reasonable best efforts to have any such order, decree or injunction lifted).

         (j) All written consents, assignments, waivers or authorizations ("CONSENTS") other than governmental authorizations, that are required as a result of the Purchase for the continuation in full force and effect of any material contracts or leases of the Company shall have been obtained, other than those Consents the failure of which to obtain would not have a material adverse effect on the Company.

         (k) There shall have been obtained any and all governmental authorizations, permits, approvals and consents of securities or blue sky commissions of any jurisdiction and of any other governmental body or agency, that may reasonably be deemed necessary so that the consummation of the Purchase will be in compliance with applicable laws, the failure to comply with which would have a material adverse effect on the Company or would be reasonably likely to subject the Company or any of its directors or officers to substantial penalties or criminal liability.

         (l) Since the date of this Agreement, there must not have been commenced or threatened against the Company, or against any person or entity affiliated with the Company, any action or proceeding brought by any entity not affiliated with the Company (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of such transactions.

    6.   CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.

         The obligations of Buyer hereunder to purchase the Shares and the Purchase Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

         (a) The Company shall have executed this Agreement, the Note and the Warrants and delivered the same to Buyer or Lender, as applicable.

         (b) Simultaneously with the Closing, the Company shall have delivered to Buyer the Shares and the Purchase Warrant, each registered in Buyer's name, or the name of its nominee, free and clear of any liens, taxes, restrictions and charges.

         (c) No proceeding having the effect of suspending the effectiveness of the Proxy Statement shall have been initiated or threatened in writing by the SEC. All requests for additional information on the part of the SEC shall have been complied with to the reasonable satisfaction of Buyer.

         (d) The Company's Common Stock shall be authorized for quotation on Nasdaq and trading in the Common Stock shall not have been suspended by the SEC or Nasdaq.

         (e) The representations and warranties of the Company shall be true and correct in all material respects; provided that, such representations and warranties shall be considered true and correct in all material respects unless all misrepresentations and breaches of warranty, taken in the aggregate, would be deemed important (though not necessarily dispositive) by a reasonable, prudent investor in making a decision whether or not to invest in the securities of the Company, and provided further that in determining the existence of any misrepresentation or breach of warranty any qualification for materiality contained in the representation or warranty in question shall be ignored, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer.

         (f) Buyer shall have received the opinion of the Company's counsel, dated as of the Closing Date, in substantially the form of EXHIBIT 6(f) and, subject to Buyer's acceptance in its reasonable discretion, with such qualifications, exceptions and limitations as are customary in opinions delivered by seller's counsel under similar circumstances (provided that exceptions accepted by Buyer in the Company's counsel's opinion delivered to Lender in connection with the Bridge Loan shall be deemed accepted for purposes hereof).

         (g) This Agreement, and the issuance of the Note, the Shares, the Warrants, the Warrant Shares, the Conversion Shares and the Adjustment Shares and the other transactions contemplated hereby, shall have been approved and authorized by the Company's Board of Directors and, to the extent required, the Company's shareholders.

         (h) The Company shall have delivered to Buyer the Certificate, registered in Buyer's name, or the name of its nominee, fully paid and non-assessable, free and clear of any liens, taxes, restrictions and charges.

         (i) The Company shall have delivered a certificate evidencing the incorporation and good standing of the Company and each of its subsidiaries in the state of such corporation's state of incorporation issued by the Secretary of State of the state of incorporation as of a date within ten (10) days of the Closing, and similar certificates of good standing from each jurisdiction in which such corporations are qualified as foreign corporations as of a date within ten (10) days of the Closing.

         (j) The Company shall have delivered certified copies of the Articles of Incorporation and Bylaws, each as in effect at the Closing, and certified copies of the certificates of incorporation and bylaws for each of the Company's subsidiaries, each as in effect as of the Closing.

         (k) The Company shall have delivered to Buyer such other documents relating to the transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

         (l) Since the date of this Agreement, there must not have been commenced or threatened against Buyer or Lender, or against any person or entity affiliated with Buyer or Lender, any action or proceeding brought by any entity not affiliated with Buyer or Lender (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of such transactions.

         (m) Neither the consummation nor the performance of any of the transactions contemplated by this Agreement by the Company will, directly or indirectly (with or without notice of lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Buyer or Lender or any person or entity affiliated with Buyer or Lender to suffer any material adverse consequence under, (i) any applicable legal requirement or order, or
(ii) any legal requirement or order that has been published, introduced or otherwise formally proposed before any governmental entity or instrumentality.

         (n) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect nor shall any other litigation be in effect against the Company pursuant to which damages in excess of $500,000 are being sought.

         (o) Any applicable waiting period under the HSR Act shall have expired or been terminated.

         (p) Buyer shall have received all written consents, assignments, waivers, authorizations or other certificates, including, without limitation, from the Company's lessors, reasonably deemed necessary by Buyer to provide for the continuation in full force and effect of any and all material contracts and leases of the Company and for the Company to consummate the transactions contemplated hereby; PROVIDED, HOWEVER, that it shall not be a condition to Closing that the Company obtain consents, waivers or authorizations with respect to (i) defaults under material contracts or leases that will be cured by application of the proceeds of the sale of the Shares to which Buyer has consented prior to Closing, or (2) contracts that will be terminated upon application of the proceeds of the sale of the Shares to which Buyer has consented prior to Closing.


         (q) The Company will demonstrate to the reasonable satisfaction of Buyer that it can be released at a cost not to exceed $25,000 in the aggregate to Buyer or Company from any obligations with respect to its currently or previously contemplated sites which have never been operated other than San Bernardino, California and Tijuana, Mexico, without liability or potential liability to the Company.

         (r) Effective upon the Closing, four of the Company's seven directors shall have been designated by Buyer and elected to the Board of Directors of the Company, and the Company shall have delivered to Buyer resolutions of the Company's shareholders (certified by an officer of the Company) evidencing such election.

         (s) The Company shall have delivered to Buyer a certified copy of the Amendment, duly filed with the Secretary of State of California.

         (t) Since August 31, 1997, no material adverse change shall have occurred with respect to the Company or the operation of its business and no event or circumstance occurring or existing prior to such time shall be disclosed or discovered after the date hereof which would constitute a material adverse change if it had occurred after June 30, 1997; PROVIDED that payment of the items set forth on EXHIBIT 4(w) shall not be deemed to constitute a basis for determining the existence of any such material adverse change.

         (u) Each of John Ellison, Jr., Russell O. Seheult and Jerry Willits shall have waived (i) any and all rights of indemnification any of them have or may have against the Company now or in the future with respect to any actions taken prior to the date hereof and relating to any violation or alleged violation by them of Section 16 of the 1934 Act and (ii) any and all rights for expenses of separate counsel that any of them have or may have against the Company now or in the future with respect to any actions taken prior to the date hereof and relating to any violation or alleged violation by them of Rule 10b-5 under the 1934 Act, Section 5 of the 1933 Act or any related federal securities laws or any similar or related state securities laws, which violation or alleged violation arise(s) primarily as a result of violations of Section 16 of the 1934 Act.

         (v)  Intentionally omitted.

         (w)  Intentionally omitted.

         (x) The agreements required to be terminated pursuant to SECTION 4(g) shall have been terminated without damage or penalty to the Company.

         (y) No material default or event of default shall have occurred and be continuing with respect to the Bridge Loan which would not be cured as a result of the Closing.

         (z) The Company shall have amended its most recent SEC Documents to reflect such changes as Buyer shall have reasonably deemed necessary or appropriate, if any, to the extent permitted to be required by Buyer pursuant to
SECTION 4(v) hereof.

    7.   INDEMNIFICATION.

         (a) The Company shall defend, protect, indemnify and hold harmless Buyer, Lender and each other holder of the Notes, the Shares, the Warrants, the Warrant Shares, the Conversion Shares and/or Adjustment Shares and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "BUYER INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Buyer Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Note or the Warrants or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Warrants, the Note or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Buyer Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Buyer Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares, the Warrant Shares or the Bridge Loan or the status of Buyer or holder of the Shares, the Warrants, the Warrant Shares or Adjustment Shares as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         (b) Lender and Buyer shall severally defend, protect, indemnify and hold harmless the Company and its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (the "COMPANY INDEMNITEE") from and against any and all Indemnified Liabilities incurred by any Company Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by Buyer or Lender in this Agreement or any other certificate, instrument or document contemplated hereby, and (b) any breach of any covenant, agreement or obligation of Buyer or Lender contained in this Agreement or any other certificate, instrument or document contemplated hereby.

         (c) Any party entitled to indemnification under this SECTION 7 (an "INDEMNIFIED PARTY") shall give written notice to the party from which indemnification is sought (the "INDEMNIFYING PARTY") of any claim with respect to which it seeks indemnification within fifteen (15) days of learning of such claim; provided that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this SECTION 7 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist in respect of such action, proceeding or claim, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, in good faith, defend, settle or otherwise compromise or pay such action or claim without prior consent of the indemnifying party and the indemnifying party will be liable for all costs, expenses, settlement amounts or other losses paid or incurred in connection therewith. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. To the extent not prejudicial to the interests of the indemnified party, the indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. Anything in this SECTION 7 to the contrary notwithstanding, the indemnifying party shall not, without the indemnified party's prior written consent, settle or comprise any claim or consent to entry of any judgment in respect thereof which imposes injunctive or other equitable relief against the indemnified party, which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this
SECTION 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. The indemnity agreements contained herein shall be in addition to:

              (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and

              (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         (d) The representations and warranties and indemnities provided in this Agreement shall survive indefinitely and are in no way intended to limit the Buyer's rights under SECTION 4(w) hereof; PROVIDED, HOWEVER, that Buyer shall not be permitted, by virtue of more than one of this SECTION 7(d) and
SECTION 4(w) to receive compensation with respect of its damages to the extent Buyer has received adequate recourse under the other such provision; PROVIDED, HOWEVER, that the applicability of one such section shall not invalidate the applicability of the other.

    8.   MISCELLANEOUS.

         (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws.

         (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

         (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, the party for whose benefit such provision is included shall have the right to determine that such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyer, Lender, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein including, without limitation, any documents evidencing or relating to the Bridge Loan, contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company, Buyer nor Lender makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

    If to the Company:

         CinemaStar Luxury Theaters, Inc.
         431 College Boulevard
         Oceanside, California 92057

         Telephone:     619-630-2011
         Facsimile:     619-630-8593
         Attention:     Chief Executive Officer

    With a copy to:

         Jeffer, Mangels, Butler & Marmaro, LLP
         2121 Avenue of the Stars, 10th Floor
         Los Angeles, California  90067

         Telephone:     310-203-8080
         Facsimile:     310-203-0567
         Attention:     Joel I. Bennett, Esq.

    If to Buyer and/or Lender:

         Rust Capital, L.P.
         327 Congress Avenue
         Suite 200
         Austin, Texas  78701

         Telephone:     512-476-2995
         Facsimile:     512-474-1610
         Attention:     Jack R. Crosby

    With a copy to:

         Katten Muchin & Zavis
         1999 Avenue of the Stars
         Suite 1400
         Los Angeles, CA 90067-6042

         Telephone:     (310) 788-4400
         Facsimile:     (310) 788-4471
         Attention:     Craig D. Crockwell, Esq.

         (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer including by merger or consolidation. Buyer may assign some or all of its rights hereunder to an entity or entities under common control with Buyer without the consent of the Company, PROVIDED, HOWEVER, that any such assignment shall not release Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

         (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (i) PUBLICITY. The Company and Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

         (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (k)  TERMINATION.

              (i) This Agreement may be terminated at any time prior to the Closing, whether before or after approval of the matters presented in connection therewith, by Buyer or the Company:

                   (1) by the Buyer, if any fact or series of facts not known or existing prior to the date hereof become known which, in the aggregate, could, in the Buyer's reasonable opinion, have a material adverse effect on the Company or the operation of its business;

                   (2)  by mutual consent;

                   (3) by the Buyer (A) if there has been a material breach of any covenant or agreement on the part of the Company set forth in this Agreement, (B) if any representation or warranty of the Company is not true and correct in all material respects; provided that, such representations and warranties shall be considered true and correct in all material respects unless all misrepresentations and breaches of warranty, taken in the aggregate, would be deemed important (though not necessarily dispositive) by a reasonable, prudent investor in making a decision whether or not to invest in the securities of the Company, and provided further that in determining the existence of any misrepresentation or breach of warranty any qualification for materiality contained in the representation or warranty in question shall be ignored, or (C) if any permanent injunction or other order of a court or other competent authority preventing the consummation of the sale of the Share shall have become final and non-appealable;

                   (4) by the Company (X) if there has been a material breach of any covenant or agreement on the part of Buyer set forth in this Agreement,
(Y) if any representation or warranty of the Buyer is not true and correct in all material respects; provided that, such representations and warranties shall be considered true and correct in all material respects unless all misrepresentations and breaches of warranty, taken in the aggregate, would be deemed important (though not necessarily dispositive) by a reasonable, prudent seller in making a decision whether or not to enter into an agreement to sell specified securities of the Company, and provided further that in determining the existence of any misrepresentation or breach of warranty any qualification for materiality contained in the representation or warranty in question shall be ignored, or (Z) if any permanent injunction or other order of a court or other competent authority preventing the consummation of the sale of the Shares shall have become final or non-appealable; or

                   (5) by either of Buyer or the Company if the Closing shall not have been consummated on or before December 7, 1997; PROVIDED THAT, the party terminating this Agreement shall only be entitled to do so if such party is not then in default of this Agreement; PROVIDED FURTHER THAT, if there is a Delayed Proxy, the date for the Closing shall be extended to January 6, 1998.

              (ii) Each party's right of termination under this SECTION 8(k) is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to this SECTION 8(k), all further obligations of the parties under this Agreement will terminate, except that the obligations in SECTIONS 4(i), 4(k) AND 7 shall survive; PROVIDED, HOWEVER, that, subject to the liquidated damages provisions of SECTION 4(i), if this Agreement is terminated by a party because of the breach of this Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive any such termination unimpaired and such party shall be entitled to be reimbursed for its expenses incurred prior to the date of such termination in connection with the transactions contemplated by this Agreement.

         (l) PLACEMENT AGENT. The Company shall be responsible for the payment of any fees or commissions payable to The Watley Group, LLC and represents that no other placement agent's fees or broker's commissions are payable in connection with or relating to or arising out of the transactions contemplated hereby as a result of the actions of the Company. The Company shall pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any claim contrary to the Company's representation hereunder.

         (m) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         (n)  ARBITRATION.

              (i) The parties agree that all disputes, claims and other matters in controversy arising under this Agreement, or the performance or breach hereof, shall be submitted to binding arbitration in accordance with the provisions and procedures of this SECTION 8.

              (ii) The arbitration provided for in this SECTION 8 shall take place in Los Angeles County, California, in accordance with the provisions of Title 9, Sections 1280 ET SEQ. of the California Code of Civil Procedure, except as provided to the contrary hereunder. The arbitration shall be held before and decided by a single neutral arbitrator. The single neutral arbitrator shall be selected from a list of retired judges of the Superior Court of the State of California for the County of Los Angeles by a process mutually agreed upon the parties. If no agreement can be reached as to the process for selecting the arbitrator or if agreed method fails, the arbitrator shall be appointed in accordance with the provisions of California Code of Civil Procedure Section 1281.6.

             (iii) The parties shall mutually agree upon the date and location of the arbitration, subject to the availability of the arbitrator. If no agreement can be reached as to the date and location of the arbitration, the arbitrator shall appoint a time and place in accordance with the provisions of California Code of Civil Procedure Section 1282.2(a)(l), except that the arbitrator shall give not less than 30 days notice of the hearing unless the parties mutually agree to shorten time for such notice.

              (iv) The parties shall be entitled to undertake discovery in the arbitration in accordance with the provisions of subsections (a) through (d) of California Code of Civil Procedure Section 1283.05. In conjunction with these procedures, the parties shall be entitled to request and obtain production of documents in discovery in the arbitration in accordance with the same rights, remedies and procedures, and shall be subject to all of the same duties, liabilities and obligations as if the subject matter of the arbitration were pending in a civil action before a Superior Court of the State of California. The parties hereby agree that any discovery taken hereunder shall be permitted without first securing leave of the arbitrator and shall be kept to a reasonable minimum.

              (v) The decision of the arbitrator may be confirmed pursuant to the provisions of California Code of Civil Procedure Section 1285, and shall not be appealable for any reason, it being understood that a petition to vacate an award for any of the reasons set forth California Code of Civil Procedure
Section 1286.2 shall not be permitted.

              (vi) The details and/or existence of any dispute, claims and other matters in controversy to be arbitrated hereunder, as well as the arbitration proceedings themselves and any discovery taken in connection with the arbitration, shall be kept strictly confidential and shall not be disclosed or discussed with any third party.

             (vii) The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, part or all of the prevailing party's costs and fees. "COSTS AND FEES" means all reasonable pre-award expenses of the arbitration, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses such as photocopy, telecopy and telephone charges, witness fees and attorneys' fees.

            (viii) Notwithstanding the foregoing, the Buyer shall be entitled to specifically enforce its rights and the obligations of the Company hereunder, provided that such enforcement shall be in accordance with the arbitration procedures set forth in this SECTION 8(n).

    IN WITNESS WHEREOF, Buyer, Lender and the Company have caused this Stock Purchase Agreement to be duly executed as of the date first written above.


                                  COMPANY:

                                  CINEMASTAR LUXURY THEATERS, INC.


                                  By:            /s/ John Ellison, Jr.
                                     -----------------------------------------
                                            John Ellison, Jr., President



                                  BUYER:

                                  CINEMASTAR ACQUISITION PARTNERS, L.L.C.




                                  By:          /s/ Neil Austrian
                                     -----------------------------------------
                                       Neil Austrian, Vice President


                                  LENDER:

                                  REEL PARTNERS, L.L.C.




                                  By:          /s/ Neil Austrian
                                     ----------------------------------------
                                       Neil Austrian, Vice President

                                  AMENDMENT NO. 1 TO
                               STOCK PURCHASE AGREEMENT

    THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this "AMENDMENT") is made and entered into as of November 13, 1997, by and among CinemaStar Luxury Theaters, Inc., a California corporation (the "COMPANY"), Reel Partners, L.L.C., a Delaware limited liability company ("LENDER"), and CinemaStar Acquisition Partners, L.L.C., a Delaware limited liability company (the "BUYER").

                                       RECITALS

    A. The Company, Lender and Buyer have previously entered into that certain Stock Purchase Agreement, dated as of September 23, 1997 (the "Agreement").

    B. On November 7, 1997, the Company received notice from The Nasdaq Stock Market, Inc. ("Nasdaq") of a decision to delist the Company's Common Stock from trading on the Nasdaq SmallCap Market. On or about November 11, 1997, the Company appealed such decision. However, it is expected that resolution of the Company's appeal to Nasdaq (the "Appeal") will not occur until after December 7, 1997 and after the date of the special meeting of the Company's stockholders at which the stockholders of the Company will consider the proposal to approve the transactions contemplated by the Agreement (the "Stockholders Meeting").

    C. Section 8(k)(i)(5) of the Agreement currently provides that the Agreement may be terminated by either Buyer or the Company if the Closing shall not have been consummated on or before December 7, 1997; PROVIDED THAT, the party terminating this Agreement shall only be entitled to do so if such party is not then in default of this Agreement; PROVIDED FURTHER THAT, if there is a Delayed Proxy (as defined in the Agreement), the date for the Closing shall be extended to January 6, 1998.

    D. In order to facilitate the resolution of the Appeal and the closing of the transactions contemplated by the Agreement, the Company, Acquisition Partners and Reel Partners wish to amend Section 8(k)(i)(5) in order to extend the December 7, 1997 date as described in this Amendment.

                                      AGREEMENTS

    In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows (the Recitals to this Amendment being incorporated herein by this reference thereto):

    1. AMENDMENT OF SECTION 8(k)(i)(5). The Company, Acquisition Partners and Reel Partners agree that Section 8(k)(i)(5) of the Agreement is hereby amended to read as follows:

         "(5) by either of Buyer or the Company if the Closing shall not have been consummated on or before December 11, 1997; PROVIDED THAT, if shareholder approval of the Amendment is obtained, such deadline will automatically be extended to the earlier of (i) three business days following the Company's receipt of a favorable resolution of the Company's pending appeal with The Nasdaq Stock Market, Inc. ("Nasdaq") of Nasdaq's decision to delist the Company's securities from trading on the Nasdaq SmallCap Market, or (ii) January 9, 1998; PROVIDED FURTHER THAT, the party terminating this Agreement shall only be entitled to do so if such party is not then in default of this Agreement; AND PROVIDED FURTHER THAT, if there is a Delayed Proxy, the date for the Closing shall be automatically extended to January 9, 1998."

    2. EFFECT OF AMENDMENT. Except as amended herein, all of the terms, conditions, covenants and agreements of the Agreement shall remain in full force and effect. In the event of any inconsistency or conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.

    3.   MISCELLANEOUS.

         (a) GOVERNING LAW. This Amendment shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws.

         (b) COUNTERPARTS. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

         (c) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         (d) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

         (e) NO STRICT CONSTRUCTION. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         (f) ARBITRATION. The parties agree that all disputes, claims and other matters in controversy arising under this Amendment shall be submitted to binding arbitration in accordance with the provisions and procedures set forth in the Agreement.

    IN WITNESS WHEREOF, Buyer, Lender and the Company have caused this Stock Purchase Agreement to be duly executed as of the date first written above.


                        COMPANY:

                        CINEMASTAR LUXURY THEATERS, INC.



                        By:       /s/ Alan Grossberg
                           ---------------------------------------------------
                             Alan Grossberg, Senior Vice President


                        BUYER:

                        CINEMASTAR ACQUISITION PARTNERS, L.L.C.



                        By:         /s/ Neil Austrian
                           ---------------------------------------------------
                             Neil Austrian, Vice President


                        LENDER:

                        REEL PARTNERS, L.L.C.



                        By:        /s/ Neil Austrian
                           ---------------------------------------------------
                             Neil Austrian, Vice President

                                      APPENDIX B

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.


                         CONVERTIBLE SECURED PROMISSORY NOTE

September 23, 1997                                                    $3,000,000


    CINEMASTAR LUXURY THEATERS, INC., a California corporation (the "Company"), hereby promises to pay to the order of REEL PARTNERS, L.L.C., a Delaware limited liability company (the "Holder"), THREE MILLION DOLLARS ($3,000,000), together with interest thereon calculated in accordance with the provisions of this Note.

    1. PAYMENT OF INTEREST. Interest (computed on the basis of a 360-day year of twelve 30-day months) shall accrue on a daily basis on the unpaid principal amount of this Note from time to time outstanding at a per annum rate of fourteen percent (14%). The Company shall pay to the Holder all accrued interest hereunder monthly with payments due on the first (1st) day of each month (each, an "Interest Payment Date"), beginning October 1, 1997. Unless prohibited under applicable law, any payment due hereunder, including any accrued interest, which is payable hereunder and which is not paid on the date on which it is payable, shall bear interest at the same rate at which interest is then accruing on the principal amount of this Note, plus an additional two percent (2.0%) for each month such payment remains unpaid. Any accrued interest which for any reason has not theretofore been paid, shall be paid in full in immediately available funds on the date on which the final principal payment on this Note is paid. Interest shall accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the date on which it is payable, until such time as payment therefor is actually delivered to the holder of this Note.

    2.   PAYMENT OF PRINCIPAL ON NOTE.

         2.1 SCHEDULED PAYMENT. The Company shall pay the outstanding principal amount of this Note (PLUS accrued and unpaid interest, if any, referred to in SECTION 1 above) to the Holder on March 23, 1998 (the "Maturity Date").

         2.2 PAYMENT ON NON-BUSINESS DAYS. If any payment on this Note shall become due on a Saturday, Sunday or a bank or legal holiday under the laws of the State of California, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing any interest due in connection with such payment.

         2.3 OPTIONAL AND MANDATORY PREPAYMENT. The principal amount of this Note may be prepaid in whole or in part (together with all accrued and unpaid interest thereon) by the Company at its option at any time subsequent to the Purchase Determination Date (as hereinafter defined) and prior to the Maturity Date; PROVIDED that written notice of such prepayment is given to the Holder at least 5 business days prior to repayment. The principal amount of this Note shall, at the option of the Holder, be subject to mandatory prepayment
(i) immediately prior to any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization or any transaction or series of related transactions by the Company in which in excess of fifty percent (50%) of the Company's voting power is transferred, or a sale of all or substantially all of the assets of the Company occurs or (ii) upon or subsequent to the Purchase Determination Date. As used herein, the term "Purchase Determination Date" means the earlier to occur of (x) the date upon which the transactions contemplated by that certain Stock Purchase Agreement of even date herewith by and among the Company, Holder and an affiliate of Holder (the

"Purchase Agreement") are consummated pursuant to the terms thereof and (y) the date the Purchase Agreement is terminated as a result of the provisions of Sections 8(k)(i)(1) or (3) of the Purchase Agreement.

    3. SECURITY INTERESTS. This Note is secured by and is entitled to all the benefits under (i) that certain Security Agreement of even date herewith between the Company and Holder (the "Security Agreement") and (ii) those certain Leasehold Deeds of Trust of even date herewith from the Company to Holder (the "Deeds of Trust"). The collateral granted to Holder pursuant to the Security Agreement and the Deeds of Trust is collectively, the "Collateral."

    4.   COVENANTS.

         4.1  NEGATIVE COVENANTS.  Without the prior written consent of Holder:

              (a) The Company shall not declare or pay any dividends on, or purchase, redeem or acquire its capital stock, return any capital to holders of capital stock as such, or distribute assets to capital stockholders as such.

              (b) Neither the Company nor any material subsidiary may consolidate with, merge with or transfer all, or substantially all, of its properties or assets to another entity (i) prior to the Purchase Determination Date and (ii) thereafter, unless all amounts outstanding hereunder shall, at the option of the Holder, be paid in full immediately prior thereto or concurrently therewith.

              (c) Except as contemplated by the Purchase Agreement, neither the Company nor any material subsidiary may incur indebtedness other than trade payables in the normal course of business.

              (d) Neither the Company nor any material subsidiary may modify or otherwise change or amend its by-laws or Articles of Incorporation except as contemplated by the Purchase Agreement.

              (e) Neither the Company nor any material subsidiary may modify, amend or alter the terms of any employment agreement with any management personnel except as contemplated by the Purchase Agreement.

              (f) Neither the Company nor any material subsidiary may enter into any agreement for the settlement of any indebtedness or of existing or potential litigation except as contemplated by the Purchase Agreement or except as does not involve the incurrence of any monetary or material non-monetary obligation for the Company.

              (g) Neither the Company nor any material subsidiary may enter into any contracts, leases or other agreements which have (i) a term in excess of six (6) months and (ii) a monthly payment obligation in excess of $5,000.00.

              (h) Neither the Company nor any material subsidiary may take any action which, in the reasonable judgment of Holder, (i) materially diminishes the value of the Collateral or (ii) impairs the Company's ability to repay any amounts which may be due and owing hereunder; provided that no use of the proceeds of this Loan described in Exhibit 4(b) of the Purchase Agreement and no payment made in accordance with Schedule 4(s) of the Purchase Agreement shall be deemed a violation of this covenant.

         4.2 AFFIRMATIVE COVENANT. The proceeds of the Loan shall be used as set forth on Exhibit 4(b) to the Purchase Agreement.

    5.   EVENTS OF DEFAULT.

         5.1 DEFINITION. For purposes of this Note, an Event of Default shall be deemed to have occurred if, during the period beginning on the date hereof and ending on the date on which the entire principal balance of and all accrued and unpaid interest on this Note is paid and/or converted as herein provided:

              (a) the Company fails to pay on any Interest Payment Date the full amount of interest then accrued and payable with respect to the Note (and such failure continues for a period of ten days from delivery of notice thereof);

              (b) the Company fails to pay when due on the Maturity Date or the date of a mandatory prepayment under SECTION 2.3 hereof, as the case may be, the full amount of any principal payment (together with any accrued and unpaid interest thereon) on the Note;

              (c) the Company or any subsidiary makes an assignment for the benefit of creditors or admits in a filing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or any subsidiary bankrupt or insolvent, or any order for relief with respect to the Company or any subsidiary is entered under the Bankruptcy Code; or the Company or any subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company or any subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any subsidiary) relating to the Company or any subsidiary under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or any subsidiary and either (A) the Company or any such subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or
    (B) such petition, application or proceeding is not dismissed within 60 days;

              (d) an Event of Default shall have occurred under either (i) the Security Agreement or (ii) either Deeds of Trust after giving effect to notice cures therein; or

              (e) the Company or any material subsidiary fails to comply with any provisions of SECTION 4 hereof.

         5.2  CONSEQUENCES OF EVENTS OF DEFAULT.  If any Event of Default under
SECTION 5.1(c) above has occurred, then all amounts outstanding under this Note shall immediately become due and payable, or if any other Event of Default has occurred the Holder may declare (by written notice delivered to the Company) all or any portion of the outstanding principal amount of this Note due and payable and demand immediate payment of all or any portion of the outstanding principal amount of the Note. If the Holder demands immediate payment of all or any portion of this Note pursuant to the terms of this SECTION 5.2, the Company shall pay the Holder the principal amount of this Note requested to be paid plus accrued interest thereon immediately upon the initial declaration of acceleration.

    6. CONDITIONS OF FUNDING OF LOAN. The Company hereby represents and warrants that simultaneous with the execution and delivery hereof:

              (a) the Company is executing and delivering to Holder the Purchase Agreement;

              (b) the Company is executing and delivering to Holder the Security Agreement, the Deeds of Trust and UCC-1 Financing Statements relating to the Collateral as Holder deems necessary;

              (c) the representations and warranties set forth on EXHIBIT A (which representations and warranties are incorporated herein by reference thereto as though made herein) and in the Purchase Agreement are true, complete and correct in all material respects as of the date hereof and no Event of Default exists as of the date hereof;

              (d) the Holder has received an opinion of Jeffer, Mangels, Butler and Marmaro, LLP, in connection with the transactions contemplated hereunder; and

              (e) the Company has delivered to Holder the First Bridge Warrant and the Second Bridge Warrant (as such terms are defined in the Purchase Agreement).

    7.   CONVERSION.

         7.1 VOLUNTARY CONVERSION. The Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of this SECTION 7, in whole or in part, into fully paid and nonassessable shares of the Common Stock of the Company (the "Stock"). The number of shares of Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount then outstanding, together with all accrued interest to the date of conversion, by the Conversion Price in effect at the time of such conversion. The Conversion Price shall initially be equal to $1.00.

         7.2 NO ADJUSTMENT OF CONVERSION PRICE. Any provision herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in respect of the issuance of additional shares of Common Stock unless the consideration per share for an additional share of Common Stock issued or deemed to be issued by the Company is less than the Conversion Price in effect on the date of, and immediately prior to, such issue.

         7.3 DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company at any time or from time to time after the date hereof shall issue any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be additional shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date. In addition, if the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock change at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Conversion Shares acquirable hereunder shall be correspondingly readjusted. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Conversion Price then in effect and the number of Conversion Shares acquirable hereunder shall be adjusted to the Conversion Price and the number of Conversion Shares in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

         7.4 ADJUSTMENT OF THE CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. Except as provided for in SECTION 7.5, in the event the Company shall issue additional shares of Common Stock (including additional shares of Common Stock deemed to be issued pursuant to SECTION 7.3) without consideration (PROVIDED that, for purposes hereof, an issuance for no consideration shall be deemed to be any issuance for a per share consideration of $.01)or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then the Conversion Price shall be reduced, concurrently with such issue to a price equal to:

    (i) if such issuance is prior to the Purchase Agreement Date, the consideration per share at which such additional shares of Common Stock are issued or deemed issued; and

    (ii) if such issuance is after the Purchase Agreement Date, the amount determined by dividing (1) the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of fully-diluted shares of Common Stock deemed outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (2) the number of fully-diluted shares of Common Stock deemed outstanding immediately after such issue or sale.

For purposes hereof, the "Purchase Agreement Date" shall mean the date of the closing of the transactions contemplated by the Stock Purchase Agreement by and among the Company, the original holder of this Warrant and CinemaStar Acquisition Partners, L.L.C. dated September 23, 1997, or the date of termination of such Stock Purchase Agreement.

         7.5 ADJUSTMENTS TO CONVERSION PRICES FOR STOCK DIVIDENDS AND FOR COMBINATIONS OR SUBDIVISIONS OF COMMON STOCK. In the event that the Company at any time or from time to time after the date hereof shall, subject to the provisions of this Note, declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in

Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

         7.6 ADJUSTMENTS FOR RECLASSIFICATION AND REORGANIZATION. If the Common Stock issuable upon conversion of this Note shall, subject to the provisions of this Note, be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in SECTION 7.5 above or a merger or other reorganization of the Company), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that this Note shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of this Note immediately before that change.

         7.7 NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
SECTION 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

         7.8 CERTIFICATES AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this SECTION 7.8, the Company, at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to Holder a certificate executed by the Company's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Note.

    8. NOTICE OF CERTAIN EVENTS. Subject in all cases to the provisions of this Note, in the event that:

         (a)  the Company shall declare any cash dividend upon its Common
    Stock, or

         (b) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

         (c) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

         (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Company with, or sale or lease of all or substantially all of its assets to, another corporation, or

         (e) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in connection with such event, the Company shall give to the Holder:

              (1) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

              (2) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place.

         Such notice in accordance with the foregoing clause (1) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the forgoing clause (2) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by telecopy and promptly followed by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company and shall be effective three (3) days after mailing.

    9.   RESERVATION OF SHARES, FRACTIONAL SHARES.

         (a) The Company hereby agrees that at all times it shall reserve for issuance and delivery upon conversion of this Note such number of shares of its Common Stock as shall be required for issuance and delivery upon conversion of this Note. To the extent that such reserved shares are not sufficient for purposes of this Note, the Company agrees to use its best efforts to ensure that such reserved shares are available. The Company hereby agrees that it shall take all such actions as may be necessary to assure that such Conversion Shares may be so issued without violation of any applicable law or governmental regulation.

         (b) No fractional shares shall be issued upon conversion of this Note. With respect to any fraction of a share called for upon conversion of this Note, the Company shall pay to Holder an amount in cash equal to such fraction multiplied by the then current market value of a share of Common Stock, determined as follows:

                   (i) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of conversion of this Note or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

                   (ii) if the Common Stock is not listed or admitted to unlisted trading privileges the current value shall be the mean of the last reported bid and ask prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the conversion of this Note; or

                  (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not so reported, the current value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

    10. REGISTRATION. The Holder acknowledges that upon any conversion of this Note, the Conversion Shares issued to the Holder will not be registered under the Securities Act of 1933 (the "Act"), and may not be transferred except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder. The Holder further acknowledges receipt of a copy of Section
260.141.11 of the Rules of the Commissioner of Corporations of California.

    11. AMENDMENT AND WAIVER. Except as otherwise expressly provided herein, the provisions of this Note may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

    12. CANCELLATION. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

    13. MANNER OF PAYMENT. If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or a bank or legal holiday under the laws of the State of California, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment. Payments of principal and interest are to be delivered to the Holder at the address indicated on the Company's records, to such other address or to the attention of such other person as specified by prior written notice to the Company or by wire transfer of immediately available federal funds to an account designated, in writing, by the Holder.

    14. NOTE EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new note containing the same terms and conditions and representing in the aggregate the principal amount of this Note, and any such new Note will represent such portion of such principal amount as is designated by the Holder at the time of such surrender. The date the Company initially issues this

Note will be deemed to be the "DATE OF ISSUANCE" of any such new note regardless of the number of times any new note or notes shall be issued.

    15. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

    16. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of California, without giving effect to provisions thereof regarding conflict of laws.

    17. EXPENSES. If an Event of Default has occurred, the Company shall pay the Holder all costs and expenses, including reasonable attorney's fees, incurred by the holder in enforcing its rights hereunder. In addition, if any dispute shall arise between the parties hereto, the Company shall pay the Holder all costs and expenses, including reasonable attorney's fees, incurred by the Holder in connection with such dispute; PROVIDED, HOWEVER, that upon resolution of such dispute by means of a judgment, mediation or arbitration, the prevailing party shall be the party entitled to receive reimbursement from the other party all reasonable fees and expenses in connection with such dispute.

    18.  REGISTRATION RIGHTS.

         18.1 DEMAND REGISTRATION.

              (a) REQUESTS FOR REGISTRATION. Subject to the terms of this Agreement, the Holder may, at any time subsequent to the Closing under the Purchase Agreement or termination of the Purchase Agreement, whichever is earlier, request registration under the Act of all or part of its Registrable Shares (as hereinafter defined) on Form S-1 or Form SB-2 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). All registrations requested pursuant to this
    SECTION 18.1 are referred to herein as "Demand Registrations."

              (b) PAYMENT OF EXPENSES FOR DEMAND REGISTRATIONS. The Company will pay all registration expenses for the first two Demand Registrations (whether a Long-Form Registration or a Short-Form Registration). A registration will not count as one of the Company paid Demand Registrations until it has become effective and the holders of Registrable Shares are able to register and are permitted to sell at least 90% of the Registrable Shares requested to be included in such registration; PROVIDED, HOWEVER, that in any event the Company will pay all registration expenses in connection with any registration initiated as a Demand Registration. In a Demand Registration other than the first two Demand Registrations, the registration expenses of such registration shall be borne by the holders of Registrable Shares to be registered thereunder.

              (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to SECTION 18.1(a) above, the holders of Registrable Shares will be entitled to request an unlimited number of Short-Form Registrations, PROVIDED, HOWEVER, that the aggregate offering value of the Registrable Shares requested to be registered in any Short-Form Registration must be reasonably expected to equal at least $500,000. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. If a Short-Form Registration is to be an underwritten public offering, and if the underwriters for marketing or other reasons request the inclusion in the registration statements of information which is not required under the Act to be included in a registration statement on the applicable form for the Short-Form Registration, the Company will provide such information as may be reasonably requested for inclusion by the underwriters in the Short-Form Registration.

              (d) PRIORITY. The Company will not include in any Demand Registration any securities which are not Registrable Shares without the written consent of the Holder. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the inclusion of the number of Registrable Shares and other securities requested to be included creates a substantial risk that the price per share of Common Stock will be reduced, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold without creating such a risk.

              (e) SELECTION OF UNDERWRITERS. The Holder shall have the right to select the investment banker(s) and manager(s) to administer any Demand Registration, subject to the Company's approval which will not be unreasonably withheld.

              (f) COMPANY REGISTRATION. Notwithstanding anything to the contrary herein, if after September 23, 1997 the Company has filed a registration statement under the Act with respect to an underwritten offering of shares of the Common Stock, then any Demand Registration shall be delayed for a period of 90 days following the effective date of such registration statement (or, at the option of the parties requesting such Demand Registration, the Demand Registration may be withdrawn).

         For purposes hereof, "Registrable Shares" means at any time (i) any shares of Common Stock then outstanding which were issued upon conversion of this Note; (ii) any shares of Common Stock then issuable upon conversion of this Note; (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in (i) or (ii); and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of the securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i) or (ii); PROVIDED, HOWEVER, that Registrable Shares shall not include any shares which have been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act.

         18.2 PARTICIPATION IN REGISTERED OFFERINGS ("PIGGYBACK RIGHTS"). If the Company at any time or times proposes or is required to register any of its Common Stock or other equity securities (whether such Common Stock or other equity securities are owned by the Company or another holder entitled to demand registration) for public sale for cash under the Act (other than on Forms S-4 and S-8 or similar registration forms), it will at each such time or times give written notice to the Holder of its intention to do so. Upon the written request of the Holder given within 20 days after receipt of any such notice, the Company shall use its best efforts to cause to be included in such registration any Registrable Shares held by the Holder (or its permitted transferees) and requested to be registered under the Act and any applicable state securities laws; PROVIDED, that if such registration is an underwritten public offering and the managing underwriter advises that less than all of the shares and Registrable Shares to be registered should be offered for sale so as not materially and adversely to affect the price or salability of the offering, the Holder and any other securities holders entitled to piggyback rights with respect to such registration shall reduce on a pro rata basis the number of their shares of Common Stock (as if converted) to be included in the registration statement as required by the managing underwriter to the extent requisite to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered.

         18.3 SECTION SURVIVES.  The rights granted to Holder pursuant to this
SECTION 18 shall survive any conversion, in whole or in part, of this Note into Conversion Shares.

    IN WITNESS WHEREOF, the Company has executed and delivered this Note and the Holder has accepted this Note as of the date first written above.

                             CINEMASTAR LUXURY THEATERS, INC.


                             By:           /s/ John Ellison, Jr.
                                ----------------------------------------------
                                  John Ellison, Jr., President



                             Acknowledged and Agreed by Holder in its capacity as such and not as maker, endorser, guarantor, accommodation party or otherwise:

                             REEL PARTNERS, L.L.C.



                             By:              /s/ Neil Austrian
                                ----------------------------------------------
                                  Neil Austrian, Vice President

                                      EXHIBIT A

                        GENERAL WARRANTIES AND REPRESENTATIONS

    1. AUTHORIZATION, VALIDITY AND ENFORCEABILITY. The Company and each of its subsidiaries, as applicable, has the corporate power and authority to execute, deliver and perform the Note, the Security Agreement and the Deeds of Trust, together with all transactions related thereto or contemplated thereby, to which it is a party, to incur the indebtedness related thereto, and to grant the security interest to the Holder in the Collateral. Each such entity has taken all necessary corporate action to authorize its execution, delivery and performance of such agreements to which it is a party. Except for the consent of Winick Leasing (a/k/a Creative Capital Leasing, Inc.), no consent, approval or authorization of, or declaration or filing with, any public authority, and no consent of any other person, is required in connection with the execution, delivery and performance of each of such documents, except for those which have already been duly obtained. Each of such documents has been duly executed and delivered by each such entity and constitutes the legal, valid and binding obligation of such entity, enforceable against such entity in accordance with its terms without defense, setoff or counterclaim, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. Except as set forth on the Disclosure Schedules to the Purchase Agreement, the execution, delivery and performance of each of such agreements by such entity, as applicable, does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any lien upon the property of such person by reason of the terms of (a) any other contract, mortgage, lien, lease, agreement, indenture or instrument to which such party is a party or which is binding upon it, (b) any judgment, law, statute, rule or governmental regulation applicable to such entity, or (c) the articles of incorporation or by-laws of such entity.

    2. VALIDITY AND PRIORITY OF SECURITY INTEREST. The provisions of the Security Agreement and the Deeds of Trust create a legal and valid lien on all the Collateral in favor of the Holder and such security interest constitutes perfected and continuing liens on all of the Collateral, enforceable against the Holder.

    3. PRIORITY. Upon filing of the Deeds of Trust and the applicable UCC-1 Financing Statements, Lender will have (i) a perfected leasehold deed of trust which is senior to all other liens in the leasehold estate on the lease for the Company's Mission Marketplace facility and (ii) a perfected junior lien on fixed assets and equipment located at the Company's Mission Marketplace facility, junior only to (A) the purchase money lien in favor of Winick Leasing and (B) the blanket lien in favor of First National Bank, (iii) a perfected leasehold deed of trust which is junior only to an unperfected lien on the leasehold estate in favor of First National Bank on the lease for the Company's Mission Grove facility and (iv) a perfected lien on the fixed assets and equipment located at the Company's Mission Grove facility, junior only to (A) the first priority lien in favor of the landlord which secures the lease payments (which the landlord will not enforce so long as the Lender cures any defaults under the lease) and (B) the blanket lien in favor of First National Bank which is referred to in the description of Mission Marketplace.

    4. ORGANIZATION AND QUALIFICATION. The Company: (i) is duly incorporated and organized and validly existing and in good standing under the laws of the State of California; (ii) is qualified to do business as a foreign corporation and is in good standing in the states in which qualification is necessary in order for it to own or lease its property and conduct its business; and (iii) has all requisite power and authority to conduct its business and to own its property.

                                      APPENDIX C


                                 AMENDED AND RESTATED

                              ARTICLES OF INCORPORATION
                                          OF
                           CINEMASTAR LUXURY THEATERS, INC.


FIRST.   The name of the corporation is:

                           CINEMASTAR LUXURY THEATERS, INC.


SECOND. The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.


THIRD: The corporation is authorized to issue Sixty Million (60,000,000) shares of capital stock, all of which are designated "Common Stock," and shall be without par value.


FOURTH. The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.


FIFTH. The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code.

(FRONT)

PROXY

                           CINEMASTAR LUXURY THEATERS, INC.
                                431 College Boulevard
                             Oceanside, California 92057
                                    (760) 630-2011


             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John Ellision Jr. and Jon Meloan,. as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of CinemaStar Luxury Theaters, Inc. held of record by the undersigned on October 29, 1997, at the Special Meeting of Shareholders to be held on December 3, 1997, or any adjournment thereof.


1. APPROVAL OF THE FINANCING PROPOSAL

____ FOR                ____ AGAINST                  ____ ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


(BACK)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                             Dated: ________________________, 1997

                             _______________________________
                                       Signature

                             _______________________________
                                Signature if held jointly

                             Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE READ, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.